UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

Alston & Bird

George M. Silfen, Esq.

90 Park Avenue

New York, New York 10016

Registrant’s Telephone Number, including Area Code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2024 – October 31, 2025

Item 1. Report to Stockholders.

(a)

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Managed Distribution Plan”) pursuant to which the Fund will make monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Table of Contents

Shareholder Letter	1
Performance Update	4
Material Risk Factors	6
Report of Independent Registered Public Accounting Firm	31
Consolidated Schedule of Investments	32
Consolidated Statement of Assets and Liabilities	64
Consolidated Statement of Operations	65
Consolidated Statements of Changes in Net Assets	66
Consolidated Statement of Cash Flows	67
Financial Highlights	68
Notes to Consolidated Financial Statements	70
Additional Information	89
Trustees and Officers	90

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2025

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets for the period. Additionally, we would like to thank all shareholders who participated in the successful rights offering that concluded at the end of the reporting period. The additional capital raised enhances the Fund’s ability to capitalize on attractive investment opportunities.

Performance Summary1

During the reporting period, the Fund outperformed the iShares iBoxx High Yield Corporate Bond ETF (the Fund’s primary benchmark), as shown in the table below.

Reporting Period:
November 1, 2024 – October 31, 2025	Total Return[2]
Saba Capital Income & Opportunities Fund	12.22%
iBoxx USD Liquid High Yield Index[3]	8.18%

The primary contributors to the Fund’s returns were closed-end funds, reinsurance, agency MBS, private fund investments, and equity investments. The main detractors were equity and credit index hedges, which mostly neutralized the beta exposure in the Fund, and tactical cross-asset relative value positions.

Markets Review

Market participants navigated evolving monetary policy expectations, continued economic resilience, and shifting policy signals from the new U.S. administration throughout the reporting period. Despite intermittent volatility, overall market conditions remained constructive.

Following the U.S. election in November 2024, investor attention centered on potential adjustments in regulatory, fiscal, and trade policy. Equity markets were supported by solid corporate earnings and strength in technology-related sectors, particularly companies associated with the ongoing adoption of artificial intelligence (“AI”). Performance outside the technology sector varied, reflecting differences in regional economic conditions and sector-specific fundamentals.

The Federal Reserve maintained its restrictive policy stance through the first half of 2025 as it assessed inflation and labor-market trends. In September 2025, the Federal Reserve implemented its first policy rate cut of the cycle, followed by a second cut in October. These actions contributed to an easing in financial conditions and improved sentiment in rate-sensitive areas of the market. Credit spreads remained contained during most of the period, supported by stable corporate fundamentals.

The AI sentiment continued to evolve, with market commentary increasingly focused on monetization and return on investment alongside ongoing infrastructure spending. While investment and capital expenditure plans related to AI remained robust, investors became more selective, paying closer attention to companies’ ability to demonstrate productivity gains and clearer paths to financial returns. Despite periodic concerns over valuation, the technology sector remained an important driver of equity performance, supported by the broadening use of generative AI across a range of industries.

As we conclude the reporting period, the overall backdrop for risk assets is cautiously constructive. The U.S. economy has so far avoided a significant downturn despite relatively elevated interest rates, setting the stage for a complex but opportunity-rich environment.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. In pursuing its objectives, the Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Closed end funds: The Fund invests in closed-end funds that pursue a variety of strategies, including, but not limited to, closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in debt and loans, including high yield or noninvestment grade securities (commonly referred to as “junk bonds”). The closed-end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed-end funds that are, or the Adviser (defined below) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s NAV.

Annual Report | October 31, 2025	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2025

●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition, or other similar transactions.
●	Public and private debt instruments: The Fund may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event-linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.
●	Reinsurance: The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.
●	Public and Private Equity Securities: The Fund may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.
●	Other Investment Companies: In addition to closed-end funds, the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies, and money market funds, including other investment companies managed by the Adviser or its affiliates), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly.
●	Private Funds: The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income, or equity strategies.
●	Derivatives: The Fund may also invest in derivatives, such as swaps, options, or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

Current Portfolio and Strategy

The Fund has continued to maintain a defensive posture from a net equity exposure perspective, with credit and equity hedges proving to be valuable in the volatile months of March and April. Forward-looking, the Fund intends to continue to invest in asymmetric opportunities that we believe to be mispriced on a relative basis, such as cross-asset relative value positions, MBS spreads relative to IG spreads, closed-end funds relative to their net asset value (“NAV”), and reinsurance.

Below is an overview of the Fund’s portfolio performance for the period:

Closed-End Funds / Investment Trusts – Closed-end funds continued to be a meaningful contributor to the Fund’s performance over the last year. The Fund primarily benefited from a combination of discount tightening and NAV appreciation. Currently, the Fund holds approximately 50% of its assets in long positions of closed-end funds, which are hedged with the aim of reducing the underlying market beta and isolating alpha from discount capture.

Reinsurance – The catastrophe reinsurance market became dislocated at the end of 2022, with premiums increasing at the time by an average of between 20% and 50%+ year over year. The premium increase from 2022 has persisted, and the Fund has increased the exposure to about 16%. Despite the significant events in Q1 2025, including the California wildfires, the investments produced strong returns for the reporting period.

Agency Mortgages – During the depths of the regional banking crisis in Q1 2023, the interest rate volatility was significantly elevated and was “dislocated” compared to both equity volatility and credit volatility. Since then, there has also been a dislocation compared to investment-grade corporate bond spreads. The dislocation has persisted thus far, leading to moderate gains.

Equities – The Fund’s public equity investments benefited from the market rally, producing moderate gains. They were partially offset by equity hedges in the portfolio in place to neutralize the beta exposure in the Fund.

Long / Short Credit – The Fund’s long exposure to bonds, loans, and credit derivatives, along with tactical hedges through CDX, served as contributors to the Fund’s performance during the reporting period.

Cross-Asset Relative Value Strategy – Dynamic positioning in Credit vs Equity indices (SPX/IWM vs HY index) was a moderate detractor for the Fund during the reporting period. These positions are designed to benefit from volatility across asset classes and remain compelling.

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2025

Conclusion

We will continue to search for investment opportunities with the goal of creating long-term value for shareholders.

If you have any questions about the Fund, please visit www.sabacef.com. We are grateful for your trust and support.

Boaz R. Weinstein

Founder and Chief Investment Officer

Saba Capital Management, L.P.

The foregoing reflects the views, analysis, and opinions of Saba Capital Management, L.P. (“Saba”) as of October 31, 2025.

1	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.

2	“Total Return” is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2024 and a sale at October 31, 2025 and includes an assumption that dividends/distributions, if any, are reinvested. Additional returns of the Fund on a NAV basis and market value basis for the reporting period can be found on page 4.

[3]	Indices and other financial benchmarks are provided for illustrative purposes only and do not imply that the Fund will achieve similar performance, returns or volatility or invest in any specific investments that compromise any such index. Comparisons to indices have limitations and material characteristics that may differ from the Fund. Any index information contained herein is included merely to show general trends in the markets in the periods indicated, is not meant to imply that these indices are the only relevant indices or the Fund’s portfolio was similar to the index either in composition or element of risk. Indices referenced in the foregoing letter were selected by us in good faith, but there is no guarantee that such indices are appropriate or suitable for comparison with the Fund’s performance. No assurance is made as to the accuracy of such indices and all information above is subject to revision. In addition, the composition of each of these indices is not under our control and may change over time in the discretion of the respective provider of such index, which may affect the results of the performance comparisons.

Annual Report | October 31, 2025	3

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
October 31, 2025

Average Annual Total Returns (as of October 31, 2025)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	17.68%	13.31%	9.38%	5.78%
Returns at Market Value	12.22%	12.42%	9.42%	5.72%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)[1]	8.18%	9.49%	4.68%	4.82%

Average annual returns for the period since Saba Capital Management, L.P. began managing the Fund on June 4, 2021 are at NAV 9.27% and at market value 7.73%.2

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com. See Risk Factors on page 6.

[1]	iShares iBoxx $ High Yield Corporate Bond ETF (HYG) consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is market-value weighted with an issuer cap of 3%.
[2]	Total investment return is calculated assuming a purchase at the opening on June 4, 2021 and a sale at October 31, 2025 and includes an assumption that dividends/distributions are reinvested.

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
October 31, 2025

Top Ten Holdings by Issuer (as a % of Net Assets)(a)

Stone Ridge Opportunities Fund Feeder LP	16.39%
Grayscale Ethereum Classic Trust	7.56%
Alternative Capital Investments Fund III LP	3.39%
Pershing Square Holdings Ltd.	3.10%
J Crew Group LLC	2.50%
Fidelity Emerging Markets Ltd.	2.40%
New Holland Special Opportunities Aggregator LP	2.31%
ASA Gold and Precious Metals Ltd.	2.12%
Bumble, Inc.	1.65%
Cannae Holdings, Inc.	1.59%
Top Ten Holdings	43.01%

Portfolio Composition (as a % of Net Assets)(a)

Private Funds	23.19%
Common Stock	15.48%
Closed End Funds	13.65%
Corporate Bonds	13.28%
Unit Trust	7.56%
Senior Loans	7.40%
Special Purpose Acquisition Companies	7.23%
Investment Trusts	4.68%
Money Market Funds	2.60%
Options	2.53%
Simple Agreement For Future Equity Contracts	2.17%
Mortgage-Backed Securities	2.03%
Convertible Corporate Bonds	1.86%
Warrants	1.71%
Credit Default Swap Contracts	1.68%
Preferred Stock	1.27%
Total Return Swap Contracts	0.97%
Digital Asset Treasury Companies	0.68%
Participation Agreement	0.25%
Investment In Affiliated Fund	0.20%
Rights	0.04%
Forward Foreign Currency Contracts	0.02%
To-Be-Announced Mortgage-Backed Securities Forward Contracts	-0.08%
Futures Contracts	-0.15%
Closed End Funds	-0.00%
Corporate Bonds	-6.80%
Common Stock	-11.42%
Exchange Traded Funds	-18.08%
Sovereign Debt Obligations	-57.14%
Total Investment	16.81%
Other Assets in Excess of Liabilities	83.19%
Net Assets	100.00%

(a)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | October 31, 2025	5

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

RISK FACTORS

An investment in the Fund involves risks, including closed end structure risk, market risk, issuer risk, interest rate risk, and credit risk, among others. Descriptions of these and other risks of investing in the Fund are provided below (in alphabetical order). There is no assurance that the Fund will achieve its investment objectives and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s NAV and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risk may result in losses to the Fund.

Active Management Risk

The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Activist Strategies Risk

The Fund may purchase securities of a fund/company that is the subject of a proxy contest or which activist investors, which could include accounts/funds affiliated with the Adviser, are attempting to influence, in the expectation that new management or a change in investment/business strategies will cause the price of the fund/company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the fund/company’s securities will typically fall.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Bank Loans Risk

The Fund’s investment program may include investments in of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund. As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. As a result, the Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash for whatever liquidity needs may arise. The Fund’s actions in this regard may not be successful.

Catastrophe Bonds Risk

Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Closed End Fund Structure Risk

Unlike open end funds, closed end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Fund’s NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Co-investment Restrictions

The Fund is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the Investment Company Act and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Adviser has applied for an exemptive order from the SEC (the “Order”) that would grant the funds managed by the Adviser or certain affiliates, the ability to fully negotiate terms of co-investment transactions with other funds managed by the Adviser or certain affiliates, subject to the conditions included therein. There is no assurance that the Adviser will receive the Order on a timely basis or at all. Until the Adviser receives the Order, the Fund will not be permitted to participate in certain investments with the Adviser’s other funds or its affiliates. Even if the Order is granted, in certain situations, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. When the Fund participates in a co-investment transaction, the personnel of the Adviser allocates a portion of the investment to the Fund based on the Fund’s investment objective and strategies, investment policies, investment positions, capital available for investment, and other pertinent factors. Any co-investment is made on equal footing with the funds managed by the Adviser or its affiliates, including identical terms, conditions, price, class of securities purchased, timing, and registration rights. To the extent the Fund is able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. Moreover, except in certain circumstances, when relying on the Order, the Fund is unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

The Fund may also invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance as well as the Adviser’s allocation policies. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

In situations where co-investment with affiliates’ other clients is not permitted under the Investment Company Act and related rules, existing or future staff guidance, or the terms and conditions of any exemptive relief granted to the Fund by the SEC, the Adviser will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Annual Report | October 31, 2025	7

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Convertible Securities Risk

Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Risk

The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Fund’s NAV to fluctuate.

Credit Default Swaps Risk

The Fund may invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Adviser’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Adviser, there is a high likelihood of credit deterioration.

Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Fund’s ability to successfully use credit derivatives.

Credit Risk

Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Risks Relating to Investments in Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar digital assets that utilize blockchain technology.

The Fund has and may in the future invest in exchange traded investment funds/trusts and other private or exchange-traded securities/instruments that invest or plan to invest in digital assets that utilize blockchain technology and the Fund may hedge such investments through the use of other securities (including other funds or securities/instruments that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

Currency Risk

The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Adviser may try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

Cybersecurity Risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. Similarly, service providers of the Adviser, the Fund, especially the administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services that may be provided by the Adviser to the investors in the Fund may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund to be lost or improperly accessed, used or disclosed.

The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of investors in the Fund may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund.

Annual Report | October 31, 2025	9

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Defensive Investing Risk

For defensive purposes, the Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Depositary Receipts Risk

Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (“ADRs”) and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund’s custodian serves as depository bank.

Derivatives Risk

Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (“OTC”) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

The Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this annual report. The Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Derivatives Risk - Futures Contracts Risk

A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Options Risk

Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Regulation

There are many rules related to derivatives that may negatively impact the Fund, such as requirements related to recordkeeping, reporting, portfolio reconciliation, central clearing, minimum margin for uncleared over-the- counter instruments and mandatory trading on electronic facilities, and other transaction-level obligations. Parties that act as dealers in swaps, are also subject to extensive business conduct standards, additional “know your counterparty” obligations, documentation standards and capital requirements. All of these requirements add costs to the legal, operational and compliance obligations of the Adviser and the Fund, and increase the amount of time that the Adviser spends on non-investment-related activities. Requirements such as these also raise the costs of entering into derivative transactions, and these increased costs will likely be passed on to the Fund.

These rules are operationally and technologically burdensome for the Adviser and the Fund. These compliance obligations require employee training and use of technology, and there are operational risks borne by the Fund in implementing procedures to comply with many of these additional obligations.

Annual Report | October 31, 2025	11

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

These regulations may also result in the Fund forgoing the use of certain trading counterparties (such as broker-dealers and futures commission merchants (“FCMs”)), as the use of other parties may be more efficient for the Fund from a regulatory perspective. However, this could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms.

Many of these requirements were implemented under legislation intended to reform the U.S. financial regulatory system, the EU Regulation on OTC Derivatives, Central Counterparties and Trade Repositories (known as the European Market Infrastructure Regulation, or “EMIR”) and similar regulations globally. In the United States, regulatory responsibility for derivatives is divided between the SEC and the Commodities Futures Trading Commission (“CFTC”), a distinction that does not exist in any other jurisdiction. The SEC has regulatory authority over “security-based swaps” and the CFTC has regulatory authority over “swaps”. EMIR is being implemented in phases through the adoption of delegated acts by the European Commission. As a result of the SEC and CFTC bifurcation and the different pace at which the SEC, the CFTC, the European Commission and other international regulators have promulgated necessary regulations, different transactions are subject to different levels of regulation. Though many rules and regulations have been finalized, there are others, particularly SEC regulations with respect to security-based swaps that are still in the proposal stage or are expected to be introduced in the future.

Derivatives Risk - Swaps Risk

In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk and interest rate risk, while potentially exposing the Fund to leverage risk, counterparty risk (i.e., the risk of counterparty default on its obligations under the swap agreement), illiquidity risk, valuation risk and volatility risk.

Digital Assets Risk

The Fund may invest in private funds or other investment companies with exposure to cryptocurrency. The Fund may also invest directly in digital assets, subject to applicable legal and regulatory limitations (which are presently evolving). Bitcoin is a cryptocurrency, which is a type of digital asset. A cryptocurrency, like bitcoin, is a peer-to-peer, decentralized, digital currency the implementation of which relies on the principles of cryptography to validate the transactions and generation of the currency itself. The creation and use of digital assets is not currently subject to a fully-developed set of legal or regulatory requirements, and trading in digital assets is subject to high levels of volatility and the potential for market abuse. Digital assets exist entirely in electronic form, as entries in decentralized (or “distributed”) digital ledgers. The ledgers themselves, as well as the private encryption keys used to access digital asset balances, are held on hardware (which can be physically controlled by the holder or by a third party) or via software programs on third-party servers, and as such are susceptible to all of the risks inherent in holding any electronic data, such as power failure, data corruption, security breach, communication failure, and user error, among others. Accordingly, digital assets are subject to theft, destruction, or loss of value from hackers, corruption, or technology-specific factors such as viruses that do not affect traditional currency, which is underwritten by central banks and monetary authorities.

Transactions in digital assets are recorded and authenticated not by a central repository, but by a peer-to-peer network. While decentralization avoids certain common threats to computer networks (e.g., denial of service attacks), the use of a peer-to-peer system relies on participants in the network having greater numbers and computing power than coordinated attackers. This authentication strategy necessitates investment in substantial amounts of computing power, which in turn increases the burdens on participants in the network to stay ahead of attackers. If and as the popularity of bitcoin increases, the burdens on participants in the network (which are defrayed by transaction costs) can be expected to increase, which may reduce the value of bitcoins held by the Fund.

Transactions in digital assets also provide a high degree of anonymity, making them susceptible to misuse for criminal activities, such as money laundering. This misuse, or the perception of such misuse (even if untrue), could lead law enforcement agencies to close digital asset exchange platforms or other digital asset-related infrastructure with little or no notice and prevent users (such as the Fund) from accessing or retrieving digital assets held via such platforms or infrastructure. Fund investments in digital assets may also have adverse tax ramifications. For example, digital assets such as cryptocurrencies and nonfungible tokens (“NFTs”) are classified as property and not currency for tax purposes. Accordingly, they will be subject to capital gains, income taxes and other types of taxes, depending on the transaction. Digital assets that are traded within one year will be taxed at ordinary income tax rates and NFTs may be taxed as collectibles, which are subject to a higher long-term capital gains tax rate.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Securities Risk

The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Emerging Market Securities Risk

Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange Traded Fund (“ETF”) Risk

Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV, particularly during times of market stress. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the Investment Company Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the Investment Company Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Annual Report | October 31, 2025	13

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Failures of Futures Commission Merchants and Clearing Organizations Risk

The Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any FCM as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s FCM. In addition, the assets of the Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Foreign Securities Risk

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Frequent Trading Risk

The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Government Interventions Risk

Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, debt, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s strategies.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Hedging Transactions

The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Adviser deems appropriate.

The success of the Fund’s hedging strategy will depend, in part, upon the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium - a higher interest rate or yield - because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.

Illiquid Investments Risk

The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Adviser believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Annual Report | October 31, 2025	15

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Inflation-Indexed Bonds Risk

The Fund may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Information Technology Systems Risk

The Fund is dependent on the Adviser for certain management services as well as back-office functions. The Adviser depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Adviser to process trades in a timely fashion could prejudice the investment performance of the Fund.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk

An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund and could result in increased premiums or discounts to the Fund’s net asset value.

Investment Company Act Regulations Risk

The Fund is a registered closed end management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Annual Report | October 31, 2025	17

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Leverage Risk

The Fund uses leverage through direct borrowings (e.g., through its Facility) and through any of the financial instruments described herein, including derivative instruments (such as options and swaps), which are inherently leveraged and trading in products with embedded leverage such as short sales and forwards. The instruments and borrowings utilized by the Fund to leverage investments are typically collateralized by the Fund’s portfolio.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Market Risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events - or the potential for such events - could have a significant negative impact on global economic and market conditions.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas and Russia-Ukraine wars), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

China and the United States have each imposed tariffs on the other country’s products. These actions may cause a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Money Market Fund Investment Risk

The Fund may invest in money market funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage- and other Asset-Backed Instruments Risk

The value of any mortgage-backed and other asset-backed instruments including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Mortgage-backed instruments represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the instruments) are distributed to the holders of the mortgage-backed instruments. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed instruments can have a fixed or an adjustable rate. Mortgage-and other asset-backed instruments are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed instruments may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed instruments and thereby adversely affect the ability of the mortgage-backed instruments issuer to make principal and/or interest payments to mortgage-backed instrument holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage-and other asset-backed instruments, making them more volatile and more sensitive to changes in interest rates.

Payment of principal and interest on some mortgage-backed instruments (but not the market value of the instruments themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the FNMA or the FHLMC), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed instruments issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.

Annual Report | October 31, 2025	19

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Municipal Securities Risk

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Non-Diversified Fund Risk

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities.

Non-Investment Grade and Unrated Instruments.

A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of noninvestment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Non-U.S. Government and Supranational Debt Securities Risk

The Fund’s investments in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and the Adviser seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

Pledge of, Foreclosure on and Liquidation of Fund Assets

Any assets of the Fund may be pledged to finance other investments of the Fund. Shareholders may be at risk of loss due to borrowings used to finance other investments.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Potential Conflicts of Interest of the Adviser and Others

The investment activities of the Adviser and its affiliates, and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Adviser and its affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. Subject to the requirements of the Investment Company Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor any affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an affiliate and of other accounts managed by an affiliate. It is possible that the Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Adviser has adopted policies and procedures designed to address potential conflicts of interest.

Preferred Security Risk. Preferred security is a type of security that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred security does not ordinarily carry voting rights. The price of a preferred security is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the security trades. The most significant risks associated with investments in preferred security include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Annual Report | October 31, 2025	21

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Private Credit Asset Risk

The Fund intends to obtain exposure to select less liquid or illiquid private credit investments. Typically, private credit investments are not traded in public markets and are illiquid, such that the Fund may not be able to resell some of its holdings for extended periods, which may be several years, or at the price at which the Fund is valuing its investments. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of private credit investment will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies. The Fund may also obtain exposure to private credit assets indirectly by investing in underlying funds or other vehicles. Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance.

Private Companies Risk

The Fund may make direct private equity, venture or other private investments in securities or other instruments issued by private companies or other private issuers. Operating results for private companies/issuers in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund may hold a substantial number of non-controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment. In addition, these investments are subject to valuation risk as they will be fair valued which is subject to inherent uncertainty and thus, there is significant uncertainty that the Fund can realize such investments at value. At times the Fund may be the majority investor in a portfolio company. In that event, the Fund may take actions in a manner that could disadvantage the minority investors in such portfolio company. There is an increased risk that a minority investor could bring a claim in respect of such actions, which may adversely impact the Fund’s investment, whether or not such claims are successfully defended.

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Even after an IPO, shares may still be restricted, and may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Private Fund Risk

Investments in private funds will subject the Fund indirectly to investment risks associated with the private funds’ underlying investments, which are generally expected to be risks associated with the Fund’s direct investment strategies and which are described throughout this section. In addition, investments in private funds involve special risks including that they typically are not registered as investment companies under the Investment Company Act. Therefore, as an investor in private funds, the Fund will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies. These include, among others, limitations on the use of leverage, and requirements relating to custody of assets, board composition, and approval of advisory contracts. Private funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries. As a result, private funds’ investments may, in some cases, be more speculative or volatile and thus subject the Fund to greater risk of loss.

The Adviser typically has limited ability to verify independently the information provided by a private fund or its manager, including valuations. Inaccurate or delayed valuations provided by private funds could adversely affect the value of the Fund’s shares. The Fund relies primarily on information provided to it by the private funds in valuing its investments in such funds. The Adviser typically has limited ability to verify independent the information provided by a private fund or its manager, including valuations. Further, because the Fund relies on information provided by the private fund managers, delays in receiving audited financials or other required information may delay the Fund’s own financial reporting or investor communications.

A private fund manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a private fund manager will provide advance notice of any material change in a private fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Investments in private funds are typically illiquid. In some cases, the Fund may only be able to redeem its interests in the private fund at specific intervals and may be subject to lock-up periods, notice requirements, or redemption gates. In other cases, a private fund may not provide any liquidity whatsoever (as the fund may be “closed ended”). In addition, a private fund may distribute illiquid or difficult-to-value securities in-kind in connection with a redemption. In such cases, the Fund may be required to hold or liquidate these securities or distribute them to shareholders, potentially at a loss or on unfavorable terms.

Private funds generally pay both asset-based and performance-based compensation to their investment managers. As a result, the private funds’ gross returns are reduced by the asset-based and performance-based compensation paid by the private funds. Thus, as an investor in these funds, the Fund bears a proportionate share of the private fund fees and expenses, which are in addition to the management fee paid by the Fund to the Adviser. These layered fees have the effect of reducing the Fund’s investment returns. In addition, the Fund’s investment in a private fund will be subject to performance-based compensation, even if (i) other private fund investments of the Fund underperform and generate no performance based compensation and (ii) the Fund generates overall negative returns. Further, performance-based compensation may create an incentive for managers of private funds to make investments that are riskier or more speculative than those they might otherwise make.

Unlike in a traditional registered fund structure, the Fund may have no voting rights or may waive such rights in connection with investments in certain private funds. As a result, the Fund may be unable to vote on matters that could adversely affect its investments, including changes to the private fund’s governing documents or investment policies.

There is also a risk that a private fund manager or its custodian could misappropriate assets or fail to comply with applicable laws and regulations, resulting in loss to the Fund.

Annual Report | October 31, 2025	23

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Private Investments in Public Equity Risk

The Fund may invest in PIPEs. PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer).

Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Quota Share Notes, Excess of Loss Notes and ILW Notes Risk

As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund.

Reference Rate Replacement Risk

The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Regulation and Government Intervention Risk

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Reinsurance Risk

The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance- related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Reliance on the Adviser Risk

The Fund is dependent upon services and resources provided by the Adviser. The Adviser is not required to devote their full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Adviser will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Adviser could have a material adverse effect on the performance or the continued operation of the Fund.

Reliance on Service Providers Risk

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Risk Associated with Recent Market Events

A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. Further, regulators have expressed concern that rate increases may contribute to price volatility. The impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of debt instruments held by the Fund and result in a negative impact on the Fund’s performance. See “-Inflation Risk.”

Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies and/or a move away from tight financial industry regulations, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates, that were previously adopted in response to serious economic disruptions. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out and an unexpected or sudden reversal of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments or prevent the Fund from executing on advantageous investment opportunities in a timely manner. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Annual Report | October 31, 2025	25

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Rule 144A and Other Exempted Securities Risk

The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.

Secondary Investments

The Fund may acquire shares or interests in private companies from other shareholders (“Secondary Shares”). When the Fund purchases Secondary Shares, it may have little or no direct access to financial or other information from the issuers of those securities. As a result, the Fund is dependent upon the relationships and contacts of the Adviser and its investment professionals to obtain the information to perform research and due diligence and to monitor the investments in Secondary Shares after they are made. There can be no assurance that the Adviser will be able to acquire adequate information on which to make its investment decision with respect to any Secondary Share purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the issuers of such shares could cause the Fund to lose part or all of its investment in Secondary Shares.

In addition, while the Adviser may believe the ability to acquire Secondary Shares or sell the Fund’s own private securities as Secondary Shares may provide valuable opportunities for liquidity, there can be no assurance that there will be a market or liquidity for buying or selling Secondary Shares. The prices of Secondary Shares may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for the Fund to acquire Secondary Shares at an attractive price or realize the full value on the sale of private securities held by the Fund as Secondary Shares. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of the securities sold in that market, and may overstate an issuer’s actual value, which may cause the Fund to realize future losses on its investment in a private issuer.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks that expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite efforts to comply with applicable laws, the Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the competitiveness for such investments. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate investments could be adversely affected. Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its NAV.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Because the Fund’s NAV is generally based on the fair market value, for secondary investments that are acquired at a discount, those investments would be marked up to their fair value at the next NAV calculation, which would result in unrealized gains at the Fund level. The unrealized gains would increase the value of the Fund’s NAV and investment performance, and when sold, would result in taxable gain if the sold value of the investments were greater than the Fund’s tax basis in such investments. If sold, the investments would result in taxable gain to the extent the sell price of the investments exceeded the Fund’s tax basis in such investments and would likely be treated as capital gains.

Sector Risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Fund does not focus on any particular sector or industry.

Senior Loan Risk

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result insignificant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. As a result, the Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to meet liquidity needs (to the extent they arise). The Fund’s actions in this regard may not be successful.

Short Selling Risk

The extent to which the Fund engages in short sales will depend upon the Adviser’s investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market, and such risk may be exacerbated to the extent that such securities are thinly traded or illiquid. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. It may also be impossible for the Fund to borrow securities at the most desirable time to make a short sale, particularly in illiquid securities markets.

If the prices of securities sold short increase, the Fund will likely be required to provide additional funds or collateral to maintain the short positions. This could require the Fund to liquidate other investments to provide additional margin, and those liquidations might not be at favorable prices. A short sale involves the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Special Purpose Acquisition Companies Risk

Capital raised through the IPO of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s IPO price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act, so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

Annual Report | October 31, 2025	27

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

From time to time, the Adviser may receive material non-public information with respect to a particular SPAC or other issuer of publicly traded securities. In particular, to the extent the Fund is party to a forward purchase agreement, a SPAC will typically be required to advise the Fund with respect to developments in its search for possible target businesses. In such circumstances, the Fund may be prohibited, by law, policy or contract, for a period of time from (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer, and (iii) pursuing other investment opportunities related to such issuer.

Sovereign Debt Risk

The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Structured Instruments Risk

The Fund may invest in structured instruments, including, structured notes, credit-linked notes and other types of structured instruments. Holders of structured instruments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured instrument, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured instruments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured instruments generally pay their share of the structured instrument’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured instruments will rise or fall, these prices (and, therefore, the prices of structured instruments) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured instrument uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured instruments owned by the Fund. Structured instruments generally entail risks associated with derivative instruments.

Systemic Risk

Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other interdependent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Fund interacts, as well as the Fund, are all subject to systemic risk. A systemic failure could have material adverse consequences on the Fund and on the markets for the securities in which the Fund seeks to invest.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Adviser may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Adviser may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Fund’s ability to value its investments and the calculation of the Fund’s NAV.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Fund’s NAV per common share is a critical component in several operational matters including computation of advisory and services fees.

Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Venture Capital Investments

The Fund may make “venture capital” investments in private companies which are subject to significant additional risks, including that the venture capital investments typically have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. The public market for startup and emerging growth companies is volatile. Such volatility may adversely affect the development of portfolio companies, the ability of the Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to IPOs by the Fund’s portfolio companies may vary dramatically from period to period. An otherwise successful portfolio company may yield poor investment returns if it is unable to consummate an IPO at the proper time. Even if a portfolio company effects a successful public offering, the portfolio company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Fund from disposing of such securities. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development. There can be no guarantee that any portfolio company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Volatile Markets Risk

The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. There can be no assurance that the Fund will not suffer material adverse effects from broad and rapid changes in market conditions. Recent market conditions have shown that markets can quickly change at times or in ways that are difficult for the Adviser to predict, so even a well analyzed investment approach may not protect the Fund from significant losses under certain market conditions.

Annual Report | October 31, 2025	29

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2025

Warrants and Rights Risk

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk

The Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Adviser’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Adviser will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com) and the Fund’s prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the prospectus is and may become outdated and/or inaccurate as the Fund’s investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above. Nothing in this report or any document provided to current or future shareholders, as applicable, will prohibit or limit the recipient from voluntarily communicating with or providing information to any national, federal, state or local governmental agency or regulator regarding any potential violations of law or regulation, and the recipient is not required to seek consent from or provide notice to the Adviser or the Fund in connection with any such communication with a national, federal, state or local governmental agency or regulator.

Saba Capital Income & Opportunities Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Saba Capital Income & Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Saba Capital Income & Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in period then ended, the financial highlights for each of the four years in the period ended October 31, 2025, the period from March 1, 2021 to October 31, 2021 and the year ended February 28, 2021 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period ended October 31, 2025, the period from March 1, 2021 to October 31, 2021 and the year ended February 28, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Saba Capital Income and Opportunities Fund since 2019.

New York, New York

December 22, 2025

Annual Report | October 31, 2025	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Principal Amount	Fair Value
CORPORATE BONDS - 13.28%
Communications - 3.32%

Altice France Holding S.A., 6.875%, 07/15/2032(b)	$1,018,072	$981,167
Clear Channel Outdoor Holdings, 7.500%, 06/01/2029(b)	2,229,000	2,198,351
CSC Holdings LLC, 3.375%, 02/15/2031(b)	559,000	340,990
DISH Network Corp., 11.750%, 11/15/2027(b)	3,401,000	3,583,804
Level 3 Financing Inc., 3.875%, 10/15/2030(b)	3,706,600	3,340,573
Trump Media & Technology Group Corp., 0.000%, 05/29/2028(b)(f)	1,462,000	1,362,022
		11,806,907
Consumer Discretionary - 5.40%

1261229 B.C. Ltd., 10.000%, 04/15/2032(b)	3,045,000	3,185,831
Adtalem Global Education, Inc., 5.500%, 03/01/2028(b)	4,195,000	4,205,488
Community Health Systems, Inc., 6.875%, 04/15/2029(b)	1,741,000	1,584,310
Community Health Systems, Inc., 9.750%, 01/15/2034(b)	3,308,000	3,508,548
RR Donnelley & Sons Co., 10.870%, 08/01/2029(b)	3,610,000	3,650,612
RRD PARENT INC, 12.000%, 02/04/2030(b)	303,000	355,268
Selina Hospitality, 6.000%, 11/01/2029(f)	4,981,328	44,433
Staples Inc., 10.750%, 09/01/2029(b)	2,705,000	2,650,900
		19,185,390
Financials - 2.56%

Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(b)	2,494,910	2,261,012
Morgan Stanley, 3.978% (Variable Rate), 04/30/2030(i)	25,000	17,153
Morgan Stanley, 5.304% (Variable Rate), 07/31/2030(i)	80,000	75,537
Morgan Stanley, 4.641% (Variable Rate), 10/30/2030(i)	80,000	67,781
Morgan Stanley, 2.604% (Variable Rate), 09/26/2033(i)	428,000	284,570
Morgan Stanley, 2.652% (Variable Rate), 10/31/2033(i)	266,000	174,024
Morgan Stanley, 2.652% (Variable Rate), 02/28/2034(i)	478,000	318,244
Morgan Stanley, 2.652% (Variable Rate), 03/31/2034(i)	302,000	200,060
Morgan Stanley, 2.652% (Variable Rate), 04/30/2034(i)	66,000	46,486
Morgan Stanley, 2.652% (Variable Rate), 05/30/2034(i)	89,000	63,150
Morgan Stanley, 3.315% (Variable Rate), 06/30/2034(i)	460,000	333,615
Morgan Stanley, 2.652% (Variable Rate), 07/31/2034(i)	25,000	17,936
Morgan Stanley, 3.315% (Variable Rate), 08/29/2034(i)	171,000	118,934
Morgan Stanley, 3.315% (Variable Rate), 09/30/2034(i)	88,000	59,547
Morgan Stanley, 4.641% (Variable Rate), 09/30/2034(i)	231,000	166,107
Morgan Stanley, 3.633% (Variable Rate), 10/08/2034(i)	32,000	21,494
Morgan Stanley, 4.641% (Variable Rate), 10/31/2034(i)	357,000	272,294
Morgan Stanley, 3.315% (Variable Rate), 10/31/2034(i)	284,000	185,506
Morgan Stanley, 4.641% (Variable Rate), 11/28/2034(i)	231,000	166,107
Morgan Stanley, 3.315% (Variable Rate), 11/28/2034(i)	25,000	16,611
Morgan Stanley, 5.304% (Variable Rate), 01/30/2035(i)	69,000	54,266
Morgan Stanley, 3.315% (Variable Rate), 01/30/2035(i)	175,000	124,392
Morgan Stanley, 3.226% (Variable Rate), 02/27/2035(i)	36,000	25,886
Morgan Stanley, 3.978% (Variable Rate), 03/31/2035(i)	641,000	462,875
Morgan Stanley, 6.630% (Variable Rate), 02/29/2036(i)	61,000	42,284
Morgan Stanley, 6.630% (Variable Rate), 04/28/2036(i)	10,000	9,090
Morgan Stanley, 6.630% (Variable Rate), 06/30/2036(i)	40,000	27,656
Morgan Stanley, 9.000% (Variable Rate), 08/31/2036(i)	2,289,000	2,048,220
Morgan Stanley, 9.000% (Variable Rate), 09/30/2036(i)	40,000	35,850

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Principal Amount	Fair Value
Morgan Stanley, 9.000% (Variable Rate), 11/29/2036(i)	$103,000	$83,314
Morgan Stanley, 9.000% (Variable Rate), 01/31/2037(i)	224,000	180,456
Morgan Stanley, 9.000% (Variable Rate), 03/31/2037(i)	747,000	679,023
Morgan Stanley, 9.000% (Variable Rate), 04/28/2037(i)	40,000	33,016
Morgan Stanley, 9.000% (Variable Rate), 05/31/2037(i)	25,000	19,905
Morgan Stanley, 9.000% (Variable Rate), 08/31/2037(i)	58,000	50,680
UBS Group AG, 5.304% (Variable Rate), 07/31/2030(i)	10,000	8,354
UBS Group AG, 5.304% (Variable Rate), 10/30/2030(i)	420,000	335,027
		9,086,462
Industrials - 0.97%

LABL Inc., 8.625%, 10/01/2031(b)	5,374,000	3,459,512
		3,459,512
Real Estate - 1.03%

China Evergrande Group, 8.250%, 03/23/2022(a)(e)(f)	7,985,000	136,623
China Evergrande Group, 9.500%, 04/11/2022(a)(e)(f)	3,205,000	55,800
China Evergrande Group, 11.500%, 01/22/2023(a)(e)(f)	6,500,000	107,576
China Evergrande Group, 10.000%, 04/11/2023(a)(e)(f)	11,180,000	190,061
China Evergrande Group, 7.500%, 06/28/2023(a)(e)(f)	16,029,000	275,219
China Evergrande Group, 12.000%, 01/22/2024(a)(e)(f)	8,094,000	139,299
China Evergrande Group, 9.500%, 03/29/2024(a)(e)(f)	13,321,000	230,188
China Evergrande Group, 10.500%, 04/11/2024(a)(e)(f)	17,000,000	290,191
China Evergrande Group, 8.750%, 06/28/2025(a)(e)(f)	127,633,000	2,204,223
		3,629,180

TOTAL CORPORATE BONDS		47,167,451
(Cost $64,725,274)

	Principal Amount	Fair Value
SENIOR LOANS - 7.40%
Communications - 0.15%

Gogo Intermediate Holdings LLC, Initial Term Loan, TSFR6M + 3.750%, 04/30/2028	528,718	520,222
		520,222
Consumer Discretionary - 4.34%

AMC Entertainment, Term Loan, TSFR1M + 9.000%, 01/04/2029	3,052,016	3,063,293
J Crew Group LLC, Initial Term Loan, TSFR3M + 6.000%, 09/26/2031	10,340,164	8,864,106
NPC International, Inc., Second Lien Term Loan, 3M US L + 7.500%, 04/18/2025(f)(j)	605,000	-
Vortex Opco LLC, Term Loan, TSFR3M + 6.250%, 4/30/2030	3,436,000	3,473,229
		15,400,628
Consumer Staples - 0.48%

Moran Foods LLC, First Lien A&R 2023 FLFO PIK Term Loan, TSFR3M + 11.954%, 06/30/2026(i)(j)	567,693	-
Moran Foods LLC, First Lien A&R 2023 FLSO PIK Term Loan, TSFR3M + 11.954%, 06/30/2026(i)	1,041,557	1,041,557
Moran Foods LLC, First Lien Term Loan, TSFR3M + 7.250%, 06/30/2026	927,417	672,378
		1,713,935

Annual Report | October 31, 2025	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Principal Amount	Fair Value
Health Care - 0.54%

1261229 B.C. Ltd., Term Loan, SOFR1M + 6.250%, 10/08/2030	$1,071,980	$1,067,295
ModivCare Inc., Term Loan, SOFR1M + 7.000%, 02/22/2026(f)	52,283	51,761
ModivCare Inc., Term Loan, TSFR3M + 4.750%, 07/01/2031	1,869,156	813,859
		1,932,915
Industrials - 0.72%

Multi-Color Corp., Term Loan, TSFR1M + 5.000%, 10/29/2028	3,383,482	2,570,228
		2,570,228
Information Technology - 1.15%

X Corp., Term B3 Loan, 9.500%, 10/29/2029	4,065,530	4,083,316
		4,083,316
Materials - 0.02%

CPC Acquisition Corp., Second Lien Term Loan, TSFR3M + 7.750%, 12/29/2028	175,000	62,780
		62,780

TOTAL SENIOR LOANS		26,284,024
(Cost $30,516,473)

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BONDS - 1.86%
Financials - 1.86%

BSTR Holdings Inc., 1.000%, 07/15/2030(c)	1,540	1,540,000
Columbus Circle Capital Corp. I, 0.000%, 12/31/2028(c)(f)	2,220,157	2,162,961
MI7 Founders, LLC, 1.000%, 07/01/2030(c)	3,081,950	2,899,500
		6,602,461

TOTAL CONVERTIBLE CORPORATE BONDS		6,602,461
(Cost $6,775,502)

	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES - 2.03%
Federal National Mortgage Association (FNMA) - 2.03%

FNMA, Series 427, Class C20, 2.000%, 02/25/2051	6,458,105	847,736
FNMA, Series 437, Class C8, 2.500%, 06/25/2052	5,335,908	841,128
FNMA, Series 428, Class C15, 3.000%, 07/25/2052	2,096,618	379,675
FNMA, Series 429, Class C5, 3.000%, 10/25/2052	7,639,081	1,417,967
FNMA, Series 5441, Class SA, 0.767%, 08/25/2054	23,696,509	741,232
FNMA, Series 5468, Class SB, 0.617%, 11/25/2054	9,961,103	333,373
FNMA, Series 5518, Class SC, 0.997%, 03/25/2055	9,717,961	361,152
FNMA, Series 25-44, Class SA, 0.817%, 06/25/2055	20,582,138	857,960
FNMA, Series 5557, Class SC, 0.867%, 07/25/2055	15,493,566	591,287
FNMA, Series 5575, Class SB, 0.967%, 09/25/2055	17,905,342	847,251

TOTAL MORTGAGE-BACKED SECURITIES		7,218,761
(Cost $7,377,803)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
COMMON STOCK - 15.48%
Commercial Services - 0.01%

Travelport LLC(f)	69	$36,225
		36,225
Communications - 4.17%

Altice France LUXCO 3(f)	5,984	86,050
Altice USA, Inc.(f)	205,019	457,192
Angel Studios Inc.(f)	181	1,159
Baidu, Inc.(f)	9,869	1,192,866
Bumble, Inc.(f)(g)	1,057,465	5,868,931
Snap Inc.(f)	99,084	772,855
Telephone and Data Systems Inc.	16,346	634,552
Trump Media & Technology Group(f)	62,055	950,993
Weibo Corp.(g)	446,546	4,858,420
		14,823,018
Consumer Discretionary - 1.48%

24 Hour Fitness Worldwide(f)	306,005	3,060
Arbe Robotics, Ltd.(f)	108,864	213,373
Capri Holdings Ltd.(f)	25,784	535,018
Chipotle Mexican Grill, Inc.(f)	9,187	291,136
Dave & Buster's Entertainment, Inc.(f)(g)	57,502	844,704
Empery Digital Inc.(f)	54,589	380,485
Everyware Global(c)(f)(j)	43,777	-
Evolution AB(b)	31,166	2,083,802
Next.e.GO N.V.(f)	5,788	1
Polestar Automotive Holding UK PLC(f)	116,694	98,595
The RealReal, Inc.(f)	11,391	139,084
Winnebago Industries, Inc.(g)	17,584	663,093
		5,252,351
Consumer Staples - 0.00%(d)

Benson Hill, Inc.(f)(j)	3,906	-
Moran Foods LLC(c)(f)(j)	3,699,885	-
		-
Energy - 0.05%

Granite Ridge Resources, Inc.	33,264	175,634
		175,634
Financials - 3.28%

Allfunds Group plc	342,549	2,605,926
Cannae Holdings, Inc.	315,261	5,636,867
Compass Diversified Holdings	46,450	296,351
Etoro Group Ltd.(f)	11,867	439,791
PagSeguro Digital, Ltd.(g)	277,770	2,663,814
Symphony International Holdings Ltd.(f)	31,566	10,985
		11,653,734

Annual Report | October 31, 2025	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Health Care - 0.92%

Arbutus Biopharma Corp.(f)	107,181	$506,966
Community Health Systems Inc(f)	125,299	486,160
Compass Pathways plc(f)	61,188	386,708
Ethzilla Corp.(f)	55,714	1,094,223
Kindly MD Inc.(f)	807,667	750,807
Sharps Technology Inc.(f)	6,215	27,408
		3,252,272
Industrials - 1.72%

CEA Industries Inc.(f)	181,156	1,344,178
The GEO Group, Inc.(f)	17,887	303,542
Vertical Aerospace Ltd.(f)	890,409	4,015,745
Voyager Technologies Inc.(f)	14,320	437,906
		6,101,371
Information Technology - 0.34%

GDS Holdings Ltd.(f)	33,876	1,209,373
		1,209,373
Materials - 1.14%

ASP Isotopes Inc.(f)	41,079	416,130
Covia Energy LLC	169,353	3,641,089
		4,057,219
Real Estate - 0.57%

Anywhere Real Estate, Inc.(f)	17,500	175,875
CBRE Group Inc.(f)(g)	3,064	467,046
Star Holdings(f)	188,549	1,380,179
		2,023,100
Technology - 1.45%

CommScope Holding Company, Inc.(f)	32,602	564,015
Core Scientific Inc.(f)	57,490	1,238,335
Fusemachines Inc.(f)	5,131	13,855
IREN Ltd.(f)	12,124	736,533
TON Strategy Co(f)	123,750	533,362
Vertex, Inc.(f)	76,982	1,762,888
xTAO Inc.(f)	246,741	286,220
		5,135,208
Utilities - 0.35%

Longview Power LLC(f)	61,813	1,236,260
		1,236,260

TOTAL COMMON STOCK		54,955,765
(Cost $52,609,993)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
CLOSED END FUNDS - 13.65%
Alternative - 1.74%

BlackRock ESG Capital Allocation Term Trust	197,929	$3,228,222
Destra Multi-Alternative Fund	56,768	489,908
VGI Partners Global Investments, Ltd.	1,909,713	2,449,071
		6,167,201
Equity - 5.69%

abrdn Life Sciences Investors	22,275	395,381
Argo Investments Ltd.	116,046	697,028
ASA Gold and Precious Metals Ltd.	163,658	7,521,722
Australian United Investment Company Ltd.	5,375	40,620
BB Biotech AG(f)	2,482	126,760
BlackRock Science & Technology Trust II	3,199	73,321
Direxion Daily Robotics Artificial Intelligence & Automation Index Bull 2X Shares	27,386	771,737
Diversified United Investment Ltd.	55,728	194,712
Future Generation Global Ltd.	57,167	60,782
GAMCO Natural Resources, Gold & Income Trust	198	1,354
HBM Healthcare Investments AG(f)	1,855	462,165
Hearts and Minds Investments, Ltd.	1,084,819	2,349,430
Japan Smaller Capitalization Fund, Inc.	3,683	38,156
Neuberger Berman MLP & Energy Income Fund, Inc.	2,793	22,931
Neuberger Berman Next Generation Connectivity Fund, Inc.	160,944	2,460,834
NYLI CBRE Global Infrastructure Megatrends Term Fund	74,080	1,048,232
Pengana International Equities, Ltd.	4,101,590	3,448,518
Taiwan Fund, Inc.	3,223	185,408
Voya Emerging Markets High Dividend Equity Fund	46,770	299,796
Whitefield Ltd.	3,656	13,468
		20,212,355
Fixed Income - 1.88%

BlackRock California Municipal Income Trust	40,689	447,986
BNY Mellon Strategic Municipal Bond Fund, Inc.	190	1,138
Ellsworth Growth and Income Fund, Ltd.	85,672	1,062,333
Federated Hermes Premier Municipal Income Fund	2,156	23,975
MFS High Income Municipal Trust	1,406	5,244
Neuberger Berman Municipal Fund Inc.	189	1,949
PIMCO Dynamic Income Strategy Fund	230,571	5,139,428
		6,682,053
Mixed Allocation - 3.23%

Pershing Square Holdings Ltd.	175,609	11,010,684
Tortoise Sustainable and Social Impact Term Fund	37,012	459,158
		11,469,842
Private Equity - 1.11%

Syncona Ltd.(f)	2,970,624	3,949,330
The Schiehallion Fund(f)	1,014	1,225
		3,950,555

TOTAL CLOSED END FUNDS		48,482,006
(Cost $31,138,047)

Annual Report | October 31, 2025	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
INVESTMENT TRUSTS - 4.68%
Equity - 4.68%

BlackRock Smaller Companies Trust PLC	71,210	$1,240,452
Fidelity Emerging Markets Ltd.	685,844	8,532,393
Herald Investment Trust PLC(f)	2,610	85,890
Schroder British Opportunities Trust PLC(f)	1,453,746	1,432,337
Schroder UK Mid Cap Fund PLC	570,790	5,308,907
		16,599,979
Mixed Allocation - 0.00%(d)

abrdn Diversified Income and Growth Trust PLC	7,080	4,353
		4,353

TOTAL INVESTMENT TRUSTS		16,604,332
(Cost $12,037,095)

	Shares	Fair Value
PREFERRED STOCK - 1.27%
Consumer Discretionary - 0.89%

24 Hour Fitness Worldwide, Inc.(f)	407,959	4,080
G-ILS Transportation Ltd. Preferred B-3(c)(f)	1,332	1,458,800
HAAT Delivery Ltd. Preferred Seed-1(c)(f)	64,188	1,686,392
		3,149,272
Health Care - 0.12%

Integrity Labs, Inc.(c)(f)	439,521	433,631
		433,631
Technology - 0.26%

Xtend Reality Expansion Ltd. Preferred B-2(c)(f)	775,774	933,412
		933,412

TOTAL PREFERRED STOCK		4,516,315
(Cost $4,812,584)

Fair Value
PARTICIPATION AGREEMENTS - 0.25%

Caesars Entertainment, Inc. (Covid Insurance Claim)(c)(f)(g)(j)	-
PK Funding 2023 LLC(c)	873,424

TOTAL PARTICIPATION AGREEMENTS	873,424
(Cost $3,193,429)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

Fair Value
PRIVATE FUNDS - 23.19%

Alternative Capital Investments Fund III LP, Special Class Interests(f)	$12,048,288
Alternative Capital Investments Fund III LP, Standard Class Interests	384,840
New Holland Special Opportunities Aggregator LP, Class M Interests(f)(h)	3,289,363
New Holland Special Opportunities Aggregator LP, Class Y-5 Interests(f)(h)	11,378
New Holland Special Opportunities Aggregator LP, Class Y-6 Interests(f)(h)	184,412
New Holland Special Opportunities Aggregator LP, Class Y-7 Interests(f)(h)	8,199,147
Stone Ridge Opportunities Fund Feeder LP(f)	58,219,692

TOTAL PRIVATE FUNDS	82,337,120
(Cost $48,577,632)

	Shares	Fair Value
UNIT TRUST - 7.56%
Specialty - 7.56%

Grayscale Ethereum Classic Trust(f)(g)	3,188,270	26,832,438

TOTAL UNIT TRUST		26,832,438
(Cost $29,034,184)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 7.23%

1RT Acquisition Corp.(f)	44,903	466,093
AI Infrastructure Acquisition Corp.(f)	12,121	122,968
American Exceptionalism Acquisition Corp. A(f)	8,489	98,048
Apex Treasury Corp.(f)	32,038	324,225
Axiom Intelligence Holdings 1 LLC, Class A(c)(f)	142,090	315,440
Axiom Intelligence Holdings 1 LLC, Class B(c)(f)	17,761	43,692
Bain Capital GSS Investment Corp.(f)	29,294	305,243
Bengochea SPAC Sponsors II LLC, Class A(c)(f)(j)	172,589	-
Bengochea SPAC Sponsors II LLC, Class B(c)(f)	21,574	201,717
Berto Acquisition Corp.(f)	48,761	496,875
Blue Holdings, Class A(c)(f)	177,613	339,241
Blue Holdings, Class B(c)(f)	17,761	37,653
Blue Water Acquisition III LLC, Class A(c)(f)	177,972	85,427
Blue Water Acquisition III LLC, Class B(c)(f)	22,247	12,236
BTC Development Corp.(f)	30,758	310,810
Cal Redwood Acquisition Corp., Class A(c)(f)	175,375	475,266
Cal Redwood Acquisition Corp., Class B(c)(f)	21,922	66,205
Calisa Acquisition Corp.(f)	3,339	33,405
Cantor Equity Partners Inc.(c)(f)	77,018	802,528
Cantor Equity Partners II Inc.(f)	39,572	469,324
Cantor Equity Partners III Inc.(f)	61,275	656,868
Cantor Equity Partners IV Inc(f)	23,439	246,813
CEA Industries Inc.(c)(f)	30,423	225,739
Chenghe Investment III LLC, Class A Unit(c)(f)(j)	173,916	-
Chenghe Investment III LLC, Class B Unit(c)(f)	21,740	204,573

Annual Report | October 31, 2025	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Cohen Circle Sponsor II, LLC, Class A(c)(f)	44,405	$151,421
Cohen Circle Sponsor II, LLC, Class B(c)(f)	8,881	32,593
Columbus Circle Capital Corp. I(c)(f)	14,801	143,718
Columbus Circle Capital Corp. I LLC, Class A(c)(f)	25,580	89,019
Columbus Circle Capital Corp. I LLC, Class B(c)(f)	3,837	15,272
Deezer SA(f)	8,179	9,663
Digital Asset Acquisition Corp.(f)	109,212	1,128,160
Dynamix Corp. III(f)	18,689	189,320
EGH Sponsor LLC, Class A(c)(f)	76,184	211,791
EGH Sponsor LLC, Class B(c)(f)	9,523	29,331
Ether Reserve LLC(c)(f)	77,018	790,975
FIGX Acquisition Partners LLC Class A(c)(f)	112,488	96,740
FIGX Acquisition Partners LLC Class B(c)(f)	14,061	13,780
FutureCrest Acquisition Corp.(f)	14,641	155,341
Gerresheimer AG(f)	100,854	3,202,109
GP-Act III Acquisition Corp., Class A(c)(f)	30,730	56,543
Graf Global Corp., Class A(c)(f)(g)	20,960	40,452
HCM III Acquisition Corp.(f)	54,942	564,254
HCM Investor Holdings III, LLC, Class A(c)(f)	134,835	419,337
HCM Investor Holdings III, LLC, Class B(c)(f)	179,780	134,835
Insight Digital Partners II(f)	21,004	213,191
LightWave Founders LLC, Class A(c)(f)	208,140	203,978
LightWave Founders LLC, Class B(c)(f)	20,814	22,895
M3 Brigade Sponsor VI LLC, Class A Unit(c)(f)(j)	111,012	-
M3 Brigade Sponsor VI LLC, Class B Unit(c)(f)	148,016	207,222
MI7 Founders, LLC, Class A(c)(f)	308,194	2,878,532
NewHold Investment Corp III, Class A(c)(f)	87,582	128,746
NewHold Investment Corp III, Class B(c)(f)	10,948	18,064
New Providence Holdings III, LLC(c)(f)	20,816	50,167
Nogin, Inc.(f)(j)	11,264	-
OTG Acquisition Corp. I(f)	14,642	149,422
Oxley Bridge Holdings LLC, Class A(c)(f)	166,107	156,141
Oxley Bridge Holdings LLC, Class B(c)(f)	207,633	45,679
Oyster Enterprises II LLC, Class A(c)(f)	175,809	302,391
Oyster Enterprises II LLC, Class B(c)(f)	21,976	42,414
Perimeter Acquisition Corp. I(f)	129,735	1,362,218
Pioneer Acquisition 1 Sponsor Holdco LLC, Class A(c)(f)	177,613	94,134
Pioneer Acquisition 1 Sponsor Holdco LLC, Class B(c)(f)	222,016	35,523
ProCap Acquisition Corp.(f)	108,237	1,113,759
Range Capital Acquisition Corp.(f)	52,406	534,541
Range Capital Acquisition Sponsor II, LLC, Class A Unit(c)(f)	93,280	280
Range Capital Acquisition Sponsor II, LLC, Class B Unit(c)(f)	11,660	61,215
Real Asset Acquisition Corp.(f)	99,345	1,036,168
Renatus Tactical Acquisition Corp. I(f)	10,674	118,588
Republic Digital Acquisition Company(f)	85,056	878,628
Rice Acquisition Corp. 3(f)	4,241	46,227
Soulpower Acquisition Sponsor LLC, Class A(c)(f)	156,445	334,792
Soulpower Acquisition Sponsor LLC, Class B(c)(f)	19,556	46,739
Spring Valley Acquisition Corp.(f)	14,726	154,327

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Titan Acquisition Sponsor Holdco, LLC, Class A(c)(f)	93,906	$135,224
Trailblazer Acquisition Corp.(f)	46,052	476,637
TV Partners III, LLC, Class A(c)(f)	221,754	665
Viking Acquisition Corp. I(f)	6,674	66,939
VO Sponsor II, LLC Class A(c)(f)	93,906	200,959
VO Sponsor II, LLC Class B(c)(f)	11,738	208,472
Wen Sponsor LLC, Class A(c)(f)	163,709	414,184
Wen Sponsor LLC, Class B(c)(f)	204,636	122,782

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		25,676,886
(Cost $25,932,371)

	Shares	Fair Value
DIGITAL ASSET TREASURY COMPANIES - 0.68%

Agriforce Growing Systems, Ltd.(c)(f)	197,628	466,402
Sharps Technology Inc.(c)(f)	177,127	781,130
Sonnet BioTherapeutics Holdings, Inc.(c)(f)	369,687	1,201,481

TOTAL DIGITAL ASSET TREASURY COMPANIES		2,449,013
(Cost $2,079,836)

	Contracts	Fair Value
WARRANTS - 1.71%
1RT Acquisition Corp., Expires 06/20/2031, Strike Price $11.50(f)	11,592	11,708
A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50(f)	34,421	348
Abpro Holdings Inc., Expires 11/12/2029, Strike Price $11.50(f)	80,774	1,341
AEYE Health, Inc., Expires 4.5 years after issuance, Strike Price $2.88(f)(j)	6	-
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50(f)	19,798	99
AirJoule Technologies Corp., Expires 03/15/2029, Strike Price $11.50(f)	37,175	46,097
Airship AI Holdings Inc., Expires 12/31/2028, Strike Price $11.50(f)	6,212	10,965
AleAnna Inc., Expires 12/13/2026, Strike Price $11.50(f)	132	22
Allurion Technologies Inc., Expires 08/01/2030, Strike Price $8.10(f)	16,492	538
ALPS Group Inc., Expires 10/31/2030, Strike Price $11.50(f)	14,771	1,182
Alternus Clean Energy Inc., Expires 02/24/2028, Strike Price $11.50(f)	49,587	74
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50(f)(j)	3,981	-
Armada Acquisition Corp. II, Expires 05/20/2030, Strike Price $11.50(f)	109,500	127,568
Arverne Group SA, Expires 09/20/2028, Strike Price $11.50(f)	33,822	1,949
Aspire Biopharma Holdings Inc., Expires 02/18/2030, Strike Price $11.50(f)	70,545	2,885
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50(f)	36,968	2,920
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50(f)	58,439	1
Baird Medical Investment Holdings Ltd., Expires 10/02/2029, Strike Price $11.50(f)	22,349	1,648
BenevolentAI, Expires 06/30/2026, Strike Price $11.50(f)(j)	7,014	-
Benson Hill Inc., Expires 03/25/2027, Strike Price $3.90(c)(f)(j)	187,607	-
Berto Acquisition Corp., Expires 05/01/2030, Strike Price $11.50(f)	57,960	27,821
Bitcoin Depot Inc., Expires 07/03/2028, Strike Price $11.50(f)	84,714	23,369
BitFuFu Inc., Expires 06/07/2028, Strike Price $11.50(f)	29,947	10,778
Blaize Holdings Inc., Expires 12/18/2026, Strike Price $11.50(f)	12,241	10,512
Blue Gold Ltd, Expires 06/26/2030, Strike Price $11.50(f)	31,463	18,654
Borealis Foods Inc., Expires 08/26/2026, Strike Price $11.50(f)	20,287	1,562

Annual Report | October 31, 2025	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Contracts	Fair Value
Brand Engagement Network Inc., Expires 03/14/2029, Strike Price $11.50(f)	25,249	$1,711
BTC Development Corp., Expires 08/19/2030, Strike Price $11.50(f)	7,689	6,151
Cactus Acquisition Corp. 1, Ltd., Expires 10/29/2026, Strike Price $11.50(f)	21,180	1,271
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50(f)	154,766	1,548
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50(f)	69,120	1,382
Captivision Inc., Expires 11/16/2028, Strike Price $11.50(f)	43,794	924
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50(f)	19,933	393
Carmell Therapeutics Corp., Expires 07/12/2028, Strike Price $11.50(f)	3,816	57
CARTESIAN GROWTH Corp. II, Expires 07/12/2028, Strike Price $11.50(f)	5,984	1,885
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50(f)	74,354	42,382
CEA Industries, Inc., Expires 3 years after initial business combination, Stike Price $15.15(c)(f)	30,423	13,690
CERo Therapeutics Holdings Inc., Expires 02/14/2029, Strike Price $11.50(f)	21,939	127
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50(f)	33,367	3,689
Chenghe Acquisition I Co., Expires 04/22/2027, Strike Price $11.50(f)(j)	400	-
Chenghe Acquisition I Co., Expires 01/25/2028, Strike Price $11.50(f)	37,849	11
CID Holdco Inc., Expires 11/17/2026, Strike Price $11.50(f)	94,845	15,057
Classover Holdings Inc., Expires 05/26/2028, Strike Price $0.10(f)	30,413	1,819
ClimateRock, Expires 06/01/2027, Strike Price $11.50(f)	11,778	532
Cohen Circle Acquisition Corp., Expires 05/23/2030, Strike Price $11.50(f)	10,868	9,510
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50(f)	25,741	1,416
Conduit Pharmaceuticals Inc., Expires 02/03/2027, Strike Price $11.50(f)	51,468	587
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50(f)(j)	41,045	-
Critical Metals Corp., Expires 06/06/2028, Strike Price $11.50(f)	198	1,295
Critical Metals Corp., Expires 02/07/2029, Strike Price $7.00(c)(f)	50,528	453,741
Currenc Group Inc., Expires 05/19/2027, Strike Price $11.50(f)	55,058	1
Deezer SA, Expires 06/07/2027, Strike Price $11.50(f)	95,238	55
Digital Asset Acquisition Corp., Expires 04/01/2030, Strike Price $11.50(f)	61,301	46,019
DIH Holdings US Inc., Expires 02/07/2028, Strike Price $11.50(f)	63,578	862
Dynamix Corp., Expires 10/25/2029, Strike Price $11.50(f)	49,549	107,274
Engene Holdings Inc., Expires 08/28/2028, Strike Price $11.50(f)	5,604	10,480
EQV Ventures Acquisition Corp., Expires 06/30/2031, Strike Price $11.50(f)	20,197	7,574
EQV Ventures Acquisition Corp., Expires 07/01/2031, Strike Price $11.50(f)	37,448	23,029
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50(f)	50,492	560
Fact II Acquisition Corp., Expires 11/26/2031, Strike Price $11.50(f)	29,805	11,951
flyExclusive Inc., Expires 05/28/2028, Strike Price $11.50(f)	27,981	7,310
Four Leaf Acquisition Corp., Expires 05/12/2028, Strike Price $11.50(f)	3,750	288
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50(f)	18,690	7,921
Fusemachines Inc., Expires 10/22/2030, Strike Price $11.50(f)	38,488	8,352
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50(f)	48,383	2,830
GCL Global Holdings Ltd., Expires 05/01/2028, Strike Price $11.50(f)	19,704	1,243
GCT Semiconductor Holding Inc., Expires 12/31/2028, Strike Price $11.50(f)	54,452	6,126
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50(f)	6,030	1
GigCapital7 Corp., Expires 09/11/2029, Strike Price $11.50(f)	6	6
Gores Holdings X Inc., Expires 05/02/2030, Strike Price $11.50(f)	6,723	6,219
GP-Act III Acquisition Corp., Class B Warrants, Expires 5 years after initial business combination, Strike Price $11.50(c)(f)	38,411	10,755
Graphjet Technology, Expires 11/16/2026, Strike Price $11.50(f)(j)	45,714	-
Graf Global Corp, Expires with the closing of initial business combination, Strike Price $11.50(c)(f)(g)	26,200	9,170
GP-Act III Acquisition Corp., Expires 12/31/2027, Strike Price $11.50(f)	42,413	14,166
HCM III Acquisition Corp., Expires 07/31/2030, Strike Price $11.50(f)	19,285	15,910

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Contracts	Fair Value
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50(f)	18,681	$510
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50(f)(j)	17,425	-
HNR Acquisition Corp., Expires 11/15/2028, Strike Price $11.50(f)	44,874	2,688
Holdco Nuvo Group DG Ltd., Expires 05/01/2029, Strike Price $11.50(f)	63,179	32
Hwh International Inc., Expires 02/02/2027, Strike Price $11.50(f)(j)	13,297	-
iCoreConnect Inc., Expires 05/15/2028, Strike Price $11.50(f)	1,112	2
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50(f)	2,402	242
Integrated Rail and Resources Acquisition Corp., Expires 11/12/2026, Strike Price $11.50(f)	48,608	25,033
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50(f)	1,475	97
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50(f)	24,645	2
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50(f)	37,472	1,195
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50(f)	35,717	7,303
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50(f)	112	11
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50(f)	19,820	1,586
Launch Two Acquisition Corp., Expires 10/09/2029, Strike Price $11.50(f)	2,140	964
LeddarTech Holdings Inc., Expires 12/21/2028, Strike Price $11.50(f)	21,521	22
Lifezone Metals Ltd., Expires 07/05/2028, Strike Price $11.50(f)	46,340	24,618
Lightwave Acquisition Corp., Expires 06/24/2030, Strike Price $11.50(f)	24,442	7,226
Liminatus Pharma Inc., Expires 04/30/2030, Strike Price $11.50(f)	27,683	3,582
Live Oak Acquisition Corp. V, Expires 02/20/2030, Strike Price $11.50(f)	24,019	15,624
Melar Acquisition Corp I, Expires 6/10/2029, Strike Price $11.50(f)	42,372	7,203
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50(f)	40,420	432
MI7 Founders, LLC, Class A, Expires 5 years after closing, Strike Price $11.50(c)(f)	308,194	292,784
MI7 Founders, LLC, Class Z, Expires 5 years after closing, Strike Price $11.50(c)(f)	102,783	91,477
Mountain & Co. I Acquisition Corp., Expires 09/30/2026, Strike Price $11.50(f)(j)	62,660	-
Murano Global BV, Expires 03/30/2029, Strike Price $11.50(f)	10,493	919
Nemo Enterprises Inc., Expires 2/10/2035, Strike Price $1,000.00(f)(j)	84	-
New Providence Acquisition Corp. III, Expires 04/24/2030, Strike Price $11.50(f)	12,247	6,736
New Horizon Aircraft Ltd., Expires 04/03/2028, Strike Price $11.50(f)	11,690	5,970
NewGenIvf Group Ltd., Expires 06/26/2028, Strike Price $11.50(f)(j)	1	-
New Providence Holdings III, LLC, Expires with the closing of initial business combination, Strike Price $11.50(c)(f)	166,532	368,036
NewHold Investment Corp II-A., Expires 04/17/2030, Strike Price $11.50(f)	4,085	2,144
Nogin, Inc., Expires 08/26/2027 Strike Price $11.50(f)(j)	8,372	-
Nvni Group Ltd., Expires 11/01/2028, Strike Price $11.50(f)	15,665	941
OSR Holdings Inc, Expires 02/29/2028, Strike Price $11.50(f)	14,638	752
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50(f)	76,584	774
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50(f)(j)	18,484	-
Perimeter Acquisition Corp. I, Expires 05/13/2030, Strike Price $11.50(f)	64,869	57,993
Pinstripes Holdings Inc., Expires 09/30/2028, Strike Price $11.50(f)	45,560	136
Plum Acquisition Corp IV, Expires 08/19/2029, Strike Price $11.50(f)	8,108	2,676
Pono Capital Two, Inc., Expires 10/17/2029, Strike Price $11.50(f)	9,738	1,693
ProCap Acquisition Corp., Expires 05/13/2030, Strike Price $11.50(f)	40,267	33,222
Profusa Inc., Expires 08/02/2027, Strike Price $11.50(f)	19,197	1,536
Psyence Biomedical Ltd., Expires 01/25/2029, Strike Price $11.50(f)	30,398	882
QT Imaging Holdings Inc., Expires 12/31/2028, Strike Price $11.50(f)	3,954	512
Real Asset Acquisition Corp., Expires 04/24/2030, Strike Price $11.50(f)	160,469	114,583
Real Messenger Corp., Expires 11/19/2029, Strike Price $11.50(f)	31,088	2,231
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50(f)(j)	45,142	-
Renatus Tactical Acquisition Corp. I, Expires 05/15/2030, Strike Price $11.50(f)	6,969	10,000

Annual Report | October 31, 2025	43

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Contracts	Fair Value
Republic Digital Acquisition Co, Expires 05/01/2030, Strike Price $11.50(f)	125,310	$97,116
Rigel Resource Acquisition Corp., Expires 11/05/2026, Strike Price $11.50(f)	15,714	4,714
Rithm Acquisition Corp., Expires 12/30/2025, Strike Price $0.10(f)	3,070	2,057
Roadzen Inc., Expires 11/30/2028, Strike Price $11.50(f)	55,430	9,977
Roman DBDR Acquisition Corp II., Expires 10/31/2031, Strike Price $11.50(f)	25,605	17,283
Roth CH Acquisition Co., Expires 10/29/2028, Strike Price $11.50(f)	48,884	4,547
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50(f)(j)	28,225	-
RRD Parent Inc., Expires 02/09/2035, Strike Price $0.01(f)	19	136,800
Scage Future, Expires 06/30/2027, Strike Price $0.10(f)	71,462	4,109
Selina Hospitality PLC, Expires 10/25/2027, Strike Price $11.50(f)	218,500	22
Semnur Pharmaceuticals Inc., Expires 09/23/2030, Strike Price $11.50(f)	27,621	3,468
Sharps Technology Inc Pre-Funded Warrant, No expiration date, Strike Price $0.0001(c)(f)	59,833	263,863
Sharps Technology Inc Stapled Warrant, Expires 3 years after initial business combination, Strike Price $6.50(c)(f)	236,960	325,222
SIM Acquisition Corp. I, Expires0 6/01/2031, Strike Price $11.50(f)	15,808	5,137
SMX Security Matters PLC, Expires 03/07/2028, Strike Price $18,975.00(f)	36,580	1,160
Solidion Technology Inc., Expires 11/16/2026, Strike Price $11.50(f)(j)	29,262	-
Spectaire Holdings Inc., Expires 10/17/2028, Strike Price $11.50(f)	58,258	250
Spree Acquisition Corp. 1 Ltd., Expires 12/22/2028, Strike Price $11.50(f)	20,337	2
Spring Valley Acquisition Corp. II, Expires 02/25/2026, Strike Price $11.50(f)	13,573	20,020
Spring Valley Acquisition Corp., Expires 09/30/2030, Strike Price $11.50(f)	4,908	4,294
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50(f)	24,279	93
Syntec Optics Holdings Inc., Expires 11/08/2026, Strike Price $11.50(f)	27,378	7,118
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50(f)	18,073	192
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50(f)	52,993	1,961
Terrestrial Energy Inc., Expires 10/10/2029, Strike Price $11.50(f)	5,808	41,544
Titan Acquisition Sponsor Holdco, LLC, Expires 5 years after initial business combination, Strike Price $11.50(c)(f)	117,383	36,389
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50(f)	65,630	78,756
TNL Mediagene, Expires 06/14/2028, Strike Price $11.50(f)	16,257	375
Toyo Co Ltd., Expires 01/10/2029, Strike Price $11.50(f)	23,302	11,301
United Homes Group, Inc., Expires 01/28/2028, Strike Price $11.50(f)	6,505	550
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50(f)	60,778	1,824
Vast Solar Pty Ltd., Expires 07/01/2028, Strike Price $11.50(f)	87,846	834
Volato Group Inc., Expires 12/03/2028, Strike Price $11.50(f)	20,757	494
Verde Clean Fuels, Inc., Expires 12/31/2027, Strike Price $11.50(f)	327	37
Vertical Aerospace, Ltd. Class A Warrants, Expires 01/22/2030, Strike Price $11.50(c)(f)	484,471	1,367,892
Vertical Aerospace, Ltd. Class B Warrants, Expires 01/22/2030, Strike Price $11.50(c)(f)	484,471	1,278,557
VSee Health, Inc., Expires 11/04/2028, Strike Price $11.50(f)	17,198	3,011
Wen Acquisition Corp., Expires 05/15/2031, Strike Price $11.50(f)	120,297	78,194
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50(f)	29,980	1,185
Willow Lane Acquisition Corp., Expires 10/31/2031, Strike Price $11.50(f)	62	209
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50(f)	47,369	1,422
Youlife Group Inc, Expires 07/10/2030, Strike Price $11.50(f)	5,841	702
Zapata Computing Holdings Inc., Expires 03/23/2028, Strike Price $11.50(f)	24,523	28
Zapp Electric Vehicles Group L, Expires 03/03/2028, Strike Price $230.00(f)	11,642	66
Zeo Energy Corp., Expires 03/14/2029, Strike Price $11.50(f)	61,116	2,745
Zoomcar Holdings Inc., Expires 07/01/2028, Strike Price $11.50(f)	71,432	833
ZOOZ Strategy Ltd., Expires 04/05/2029, Strike Price $11.50(f)	24,349	3,656
ZyVersa Therapeutics Inc., Expires 12/12/2027, Strike Price $4,025.00(f)	7,099	1

TOTAL WARRANTS		6,073,700
(Cost $2,575,486)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Contracts	Fair Value
RIGHTS - 0.04%

A SPAC II Acquisition Corp., Expires 12/31/2049(f)	68,843	$2,761
Agrinam Acquisition Corp., Expires 12/31/2049(f)	19,798	396
Broad Capital Acquisition Corp., Expires 01/13/2025(f)(j)	53,360	-
ClimateRock, Expires 06/01/2027(f)	23,557	3,939
Hennessy Capital Investment Corp. VII, Expires 12/30/2025(f)	14,189	6,737
Inception Growth Acquisition, Ltd., Expires 01/21/2072(f)	7,394	1,863
Inflection Point Acquisition Corp. III, Expires 06/16/2075(f)	107,378	49,930
K&F Growth Acquisition Corp. II, Expires 12/30/2025(f)	8,118	1,435
Metal Sky Star Acquisition Corp., Expires 12/31/2049(f)	40,420	10,632
Mountain Crest Acquisition Corp. V, Expires 12/31/2049(f)	8,917	1,276
Mountain Lake Acquisition Corp., Expires 12/31/2025(f)	18,813	8,184
Spring Valley Acquisition Corp. II, Expires 10/17/2025(f)	27,147	19,546
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049(f)	27,307	18,929
Yotta Acquisition Corp., Expires 12/31/2049(f)	29,452	2,946

TOTAL RIGHTS		128,574
(Cost $97,507)

	Contracts	Fair Value
OPTIONS - 2.53%(k)
Put Option Contracts - 2.53%

S&P 500 Index, Expires 11/21/2025, Strike Price $6,135(f)	47	34,119
S&P 500 Index, Expires 11/21/2025, Strike Price $6,140(f)	47	28,670
S&P 500 Index, Expires 11/21/2025, Strike Price $6,180(f)	60	46,158
S&P 500 Index, Expires 11/21/2025, Strike Price $6,265(f)	42	37,380
S&P 500 Index, Expires 11/21/2025, Strike Price $6,270(f)	84	98,889
S&P 500 Index, Expires 11/21/2025, Strike Price $6,275(f)	92	93,748
S&P 500 Index, Expires 11/21/2025, Strike Price $6,305(f)	25	25,374
S&P 500 Index, Expires 12/19/2025, Strike Price $6,395(f)	100	482,830
S&P 500 Index, Expires 01/16/2026, Strike Price $6,500(f)	77	671,011
S&P 500 Index, Expires 01/16/2026, Strike Price $6,505(f)	60	544,773
S&P 500 Index, Expires 01/16/2026, Strike Price $6,520(f)	66	623,196
S&P 500 Index, Expires 01/16/2026, Strike Price $6,525(f)	66	600,775
S&P 500 Index, Expires 01/16/2026, Strike Price $6,580(f)	50	503,148
S&P 500 Index, Expires 01/16/2026, Strike Price $6,585(f)	58	606,100
S&P 500 Index, Expires 01/16/2026, Strike Price $6,615(f)	25	277,362
S&P 500 Index, Expires 01/16/2026, Strike Price $6,620(f)	33	369,257
S&P 500 Index, Expires 01/16/2026, Strike Price $6,625(f)	25	281,250
S&P 500 Index, Expires 01/16/2026, Strike Price $6,675(f)	75	927,000
S&P 500 Index, Expires 01/16/2026, Strike Price $6,680(f)	75	891,454
S&P 500 Index, Expires 01/16/2026, Strike Price $6,750(f)	56	836,115
S&P 500 Index, Expires 01/16/2026, Strike Price $6,755(f)	66	1,005,773
		8,984,382

TOTAL OPTIONS		8,984,382
(Premiums paid $17,046,622)

Annual Report | October 31, 2025	45

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
MONEY MARKET FUNDS - 2.60%

BNY Mellon U.S. Treasury Fund, 7 Day Yield, 3.200%(g)(h)	4,516,727	$4,516,727
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield, 3.630%	4,710,577	4,710,577

TOTAL MONEY MARKET FUNDS		9,227,304
(Cost $9,227,304)

Total Investments in Securities - 105.44%		374,413,956
(Cost $347,757,142)

INVESTMENT IN AFFILIATED FUND

	Shares	Fair Value
Saba Capital Income & Opportunities Fund II	79,692	700,492

Total Investment in Affiliated Fund - 0.20%		700,492
(Cost $513,439)

Other Liabilities in Excess of Assets - (5.63%)		(20,005,746)

NET ASSETS - 100.00%		$355,108,702
Amounts above are shown as a percentage of net assets as of October 31, 2025.

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
CORPORATE BONDS - (6.8%)
Consumer Discretionary - (3.81%)

Biocon Biologics Global PLC, 6.670%, 10/09/2029(b)	$(1,431,000)	(1,423,088)
Biocon Biologics Global PLC, 6.670%, 10/09/2029(e)	(5,250,000)	(5,206,168)
Star Parent Inc., 9.000%, 10/01/2030(b)	(6,432,000)	(6,890,280)
		(13,519,536)
Financials - (0.48%)

Global Auto HO/AAG FH UK, 8.750%, 01/15/2032(b)	(1,791,000)	(1,701,450)
		(1,701,450)
Industrials - (1.81%)

Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 4.375%, 02/01/2029	(696,001)	(600,301)
Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 5.250%, 05/15/2027	(5,908,001)	(5,819,381)
		(6,419,682)
Real Estate - (0.70%)

CPI Property Group SA, 1.750%, 01/14/2030(e)	(2,462,000)	(2,489,755)
		(2,489,755)

TOTAL CORPORATE BONDS		(24,130,423)
(Proceeds $23,273,350)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - (57.14%)
Sovereign - (57.14%)

United States Treasury, 3.500%, 09/30/2027	$(41,384,000)	$(41,312,449)
United States Treasury, 3.625%, 10/31/2030	(69,772,000)	(69,513,501)
United States Treasury, 4.250%, 08/15/2035	(90,940,000)	(92,066,203)

TOTAL SOVEREIGN DEBT OBLIGATIONS		(202,892,153)
(Proceeds $202,568,818)

	Shares	Fair Value
COMMON STOCK - (11.42%)
Communications - (2.58%)

Alphabet Inc., Class A Common Shares	(2,712)	(762,587)
Alphabet Inc., Class C Common Shares	(7,254)	(2,044,322)
Angi Inc.(f)	(3,495)	(46,379)
Cogent Communications Holdings Inc.	(933)	(38,486)
Delivery Hero SE(b)(f)	(3,479)	(88,748)
DoorDash, Inc.(f)	(1,162)	(295,578)
Formula One Group(f)	(1,062)	(106,041)
IAC Inc.(f)	(1,602)	(51,616)
Liberty Latin America Ltd.(f)	(11,225)	(88,790)
Live Nation Entertainment Inc.(f)	(344)	(51,438)
Meta Platforms, Inc.	(959)	(621,768)
NetEase, Inc.	(2,457)	(344,226)
Netflix, Inc.(f)	(332)	(371,462)
Pinterest, Inc.(f)	(3,690)	(122,139)
Reddit Inc.(f)	(89)	(18,597)
ROBLOX Corp.(f)	(1,605)	(182,521)
Spotify Technology SA.(f)	(635)	(416,128)
System1 Inc.(f)	(3,739)	(21,124)
The Trade Desk, Inc.(f)	(1,067)	(53,649)
The Walt Disney Company(f)	(1,757)	(197,873)
Uber Technologies Inc.(f)	(78)	(7,527)
Universal Music Group NV	(106,699)	(2,861,885)
Vimeo Inc.(f)	(21,903)	(170,843)
Zillow Group, Inc.(f)	(2,578)	(193,298)
		(9,157,025)
Consumer Discretionary - (2.11%)

Alibaba Group Holding, Ltd.	(2,773)	(472,602)
Amazon.com, Inc.(f)	(5,061)	(1,235,997)
Chewy Inc.(f)	(1,909)	(64,371)
Chipotle Mexican Grill, Inc.(f)	(19,841)	(628,761)
Cie Financiere Richemont SA	(2,237)	(441,146)
Coupang Inc.(f)	(2,618)	(83,697)
DraftKings Inc.(f)	(2,587)	(79,136)
Ferrari N.V.(f)	(162)	(65,440)
Hilton Worldwide Holdings Inc.	(4,384)	(1,126,513)
JD.com Inc.	(3,742)	(123,636)

Annual Report | October 31, 2025	47

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
MercadoLibre, Inc.(f)	(162)	$(377,016)
Moncler SpA(f)	(1,771)	(106,149)
NIKE Inc.	(15,559)	(1,004,956)
PDD Holdings Inc.(f)	(1,036)	(139,725)
Prosus NV	(243)	(16,786)
Restaurant Brands International Inc.	(18,890)	(1,240,884)
Rivian Automotive, Inc.(f)	(911)	(12,362)
SharkNinja Inc.(f)	(453)	(38,732)
Sweetgreen, Inc.(f)	(4,989)	(31,381)
Tesla, Inc.(f)	(73)	(33,329)
The Home Depot, Inc.	(109)	(41,375)
Wayfair Inc.(f)	(1,145)	(118,519)
YETI Holdings Inc.(f)	(507)	(17,233)
		(7,499,746)
Consumer Staples - (0.17%)

Heineken Holding NV	(3,343)	(225,803)
Heineken NV	(2,850)	(220,229)
Oddity Tech Ltd.(f)	(3,055)	(138,239)
The Clorox Company	(296)	(33,288)
		(617,559)
Energy - (0.34%)

Enbridge, Inc.	(2,777)	(129,490)
Energy Transfer LP	(14,208)	(239,121)
Enterprise Products Partners LP	(5,925)	(182,431)
Hess Midstream LP	(1,511)	(51,298)
MPLX LP	(4,726)	(239,892)
NexGen Energy Ltd.(f)	(6,889)	(67,237)
ONEOK Inc.	(284)	(19,028)
Pembina Pipeline Corp.	(477)	(18,045)
Schlumberger NV	(1,344)	(48,465)
Targa Resources Corp.	(207)	(31,886)
TC Energy Corp.	(1,597)	(80,138)
Western Midstream Partners LP	(2,051)	(76,851)
Williams Cos., Inc.	(577)	(33,391)
		(1,217,273)
Financials - (1.20%)

Adyen NV(b)(f)	(54)	(92,655)
Affirm Holdings Inc.(f)	(2,064)	(148,360)
Allfunds Group PLC	(687)	(5,226)
American Express Co.	(35)	(12,626)
Aon PLC(f)	(111)	(37,815)
Apollo Global Management Inc.	(67)	(8,329)
Bank of America Corp.	(1,220)	(65,209)
Block Inc.(f)	(1,851)	(140,565)
Brookfield Corp.	(44,753)	(2,060,853)
Capital One Financial Corp.(f)	(191)	(42,018)
Citigroup Inc.	(294)	(29,762)
CME Group Inc.	(952)	(252,746)
Corpay Inc.(f)	(124)	(32,283)
Credicorp Ltd.	(991)	(258,651)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Intercontinental Exchange, Inc.	(1,039)	$(151,995)
Lemonade Inc.(f)	(703)	(42,236)
Marsh & McLennan Cos Inc.	(261)	(46,497)
MasterCard Inc.	(439)	(242,324)
Morgan Stanley	(22)	(3,608)
MSCI Inc.	(78)	(45,907)
Paysafe Ltd.(f)	(7,850)	(86,428)
Robinhood Markets Inc.(f)	(1,280)	(187,878)
The Progressive Corporation	(349)	(71,894)
Tradeweb Markets Inc.	(436)	(45,950)
U.S. Bancorp	(347)	(16,198)
UniCredit SpA	(664)	(49,006)
Visa Inc.	(82)	(27,941)
Webster Financial Corp.	(1,220)	(69,589)
		(4,274,549)
Health Care - (0.63%)

Agios Pharmaceuticals Inc.(f)	(1,073)	(46,397)
Akero Therapeutics Inc.(f)	(810)	(43,902)
Alcon Inc.(f)	(424)	(31,507)
Alnylam Pharmaceuticals, Inc.(f)	(430)	(196,097)
Ambu A/S(f)	(4,150)	(64,502)
Boston Scientific Corp.(f)	(536)	(53,986)
Denali Therapeutics Inc.(f)	(2,283)	(37,167)
Eli Lilly and Company	(47)	(40,554)
GE HealthCare Technologies Inc.	(1,722)	(129,064)
Genmab A/S(f)	(102)	(28,936)
Guardant Health Inc.(f)	(913)	(84,927)
Harmony Biosciences Holdings Inc.(f)	(1,219)	(34,827)
HCA Healthcare Inc.	(26)	(11,952)
HealthStream Inc.(f)	(1,026)	(25,240)
Illumina, Inc.(f)	(121)	(14,948)
Incyte Corp.(f)	(610)	(57,023)
Insmed Inc.(f)	(146)	(27,682)
Inspire Medical Systems Inc.(f)	(224)	(16,146)
Insulet Corp.(f)	(293)	(91,712)
Intuitive Surgical Inc.(f)	(97)	(51,825)
Ionis Pharmaceuticals Inc.(f)	(2,749)	(204,251)
McKesson Corp.	(70)	(56,794)
Medpace Holdings Inc.(f)	(91)	(53,227)
Merus NV(f)	(524)	(49,707)
Mineralys Therapeutics Inc.(f)	(788)	(32,198)
Moderna, Inc.(f)	(2,551)	(69,285)
Natera Inc.(f)	(86)	(17,108)
Neurocrine Biosciences Inc.(f)	(669)	(95,807)
PACIRA BIOSCIENCES INC.(f)	(202)	(4,319)
Penumbra Inc.(f)	(165)	(37,516)
RaySearch Laboratories AB(f)	(3,740)	(88,183)
Recordati Industria Chimica e Farmaceutica SpA(f)	(1,408)	(83,581)
Revolution Medicines Inc.(f)	(1,316)	(77,433)
Scholar Rock Holding Corp.(f)	(1,019)	(30,183)
SI-BONE Inc.(f)	(310)	(4,597)
Stryker Corp.	(55)	(19,593)

Annual Report | October 31, 2025	49

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Tandem Diabetes Care Inc.(f)	(761)	$(10,654)
The Ensign Group, Inc.	(303)	(54,570)
Thermo Fisher Scientific Inc.	(23)	(13,050)
Vertex Pharmaceuticals Inc.(f)	(355)	(151,077)
		(2,241,527)
Industrials - (0.84%)

Aalberts Industries NV.(f)	(1,032)	(32,807)
Advanced Drainage Systems Inc.(f)	(284)	(39,774)
Alfa Laval AB(f)	(1,127)	(53,857)
Alight, Inc.	(142,436)	(410,216)
AMETEK Inc.	(304)	(61,441)
Atkore Inc.	(682)	(47,228)
Atlas Copco AB	(2,764)	(46,594)
Canadian Pacific Kansas City Ltd.	(11,809)	(849,658)
Clean Harbors Inc.(f)	(210)	(44,207)
Deere & Co.	(148)	(68,321)
Eaton Corporation plc(f)	(20)	(7,631)
Epiroc AB	(2,129)	(45,089)
Equifax Inc.	(234)	(49,397)
Exponent Inc.	(561)	(39,724)
Geberit AG(f)	(130)	(94,824)
Generac Holdings, Inc.(f)	(228)	(38,309)
Graco Inc.	(610)	(49,880)
HEICO Corp.	(264)	(83,891)
IDEX Corp.	(272)	(46,637)
Interpump Group S.p.A	(248)	(12,778)
Paycom Software Inc.	(176)	(32,928)
Prysmian S.p.A	(338)	(34,993)
L3Harris Technologies Inc.	(368)	(106,389)
Leonardo DRS Inc.	(1,663)	(60,799)
nVent Electric plc	(374)	(42,767)
Pentair plc	(307)	(32,649)
Rational AG(f)	(151)	(109,999)
Rollins Inc.	(827)	(47,643)
SGS SA(f)	(429)	(48,308)
Trane Technologies plc	(74)	(33,200)
Union Pacific Corp.	(237)	(52,228)
Verisk Analytics Inc.	(185)	(40,471)
Vertiv Holdings Co(f)	(244)	(47,058)
Vicor Corp.(f)	(677)	(61,424)
Waste Connections Inc.(f)	(193)	(32,368)
Watsco Inc.	(113)	(41,585)
Xylem Inc.(f)	(347)	(52,345)
		(2,999,417)
Information Technology - (0.77%)

Accenture PLC	(136)	(34,014)
Amphenol Corp.	(849)	(118,300)
AppLovin Corp.	(163)	(103,885)
Arlo Technologies Inc.(f)	(3,761)	(72,738)
ASM International NV(f)	(59)	(38,219)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Astera Labs Inc.(f)	(89)	$(16,615)
Aurora Innovation Inc.(f)	(10,574)	(55,408)
AvePoint Inc.(f)	(3,657)	(51,454)
Bentley Systems Inc.(f)	(630)	(32,023)
Broadcom Inc.	(383)	(141,568)
Celestica Inc.(f)	(1,575)	(542,556)
CEVA Inc.(f)	(1,678)	(45,658)
Ciena Corp.(f)	(273)	(51,848)
Coherent Corp.(f)	(136)	(17,947)
Confluent Inc.(f)	(812)	(18,976)
Corning Inc.(f)	(552)	(49,172)
Credo Technology Group Holding Ltd.(f)	(241)	(45,216)
CyberArk Software Ltd.(f)	(212)	(110,405)
Globant SA(f)	(629)	(38,734)
GoDaddy Inc.(f)	(321)	(42,735)
Harmonic Inc.(f)	(4,102)	(43,891)
JFrog Ltd.(f)	(1,294)	(61,439)
Kulicke & Soffa Industries Inc.	(1,178)	(47,038)
Littelfuse Inc.	(160)	(38,930)
Marvell Technology Inc.	(72)	(6,749)
Micron Technology Inc.	(297)	(66,460)
monday.com Ltd.(f)	(216)	(44,332)
Nemetschek SE(f)	(274)	(31,409)
Oracle Corp.	(496)	(130,255)
PTC Inc.(f)	(221)	(43,877)
Pure Storage Inc.(f)	(88)	(8,686)
Qualys Inc.(f)	(646)	(79,626)
Radware Ltd.(f)	(2,467)	(63,229)
Red Violet Inc.(f)	(671)	(35,986)
Samsara Inc.(f)	(1,476)	(59,291)
Super Micro Computer Inc.(f)	(2,365)	(122,885)
Synopsys Inc.(f)	(54)	(24,506)
Trimble Inc.(f)	(608)	(48,488)
Topicus.com Inc.(f)	(200)	(19,678)
Veeco Instruments Inc.(f)	(902)	(25,932)
VeriSign Inc.	(486)	(116,543)
		(2,746,701)
Materials - (0.56%)

Agnico Eagle Mines Ltd.	(1,183)	(190,269)
Alamos Gold Inc.	(8,333)	(256,843)
Ashland Inc.(f)	(633)	(30,954)
B2Gold Corp.(f)	(16,076)	(70,377)
CRH plc	(280)	(33,348)
Critical Metals Corp.(f)	(41,266)	(533,982)
Discovery Silver Corp.(f)	(29,000)	(121,165)
DSM-Firmenich AG(f)	(1,058)	(86,219)
Orla Mining Ltd.(f)	(47,939)	(494,583)
Teck Resources Ltd.	(4,223)	(181,251)
		(1,998,991)

Annual Report | October 31, 2025	51

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Real Estate - (0.39%)

CoStar Group Inc.(f)	(1,519)	$(104,522)
Crown Castle Inc.	(507)	(45,742)
Lineage Inc.	(528)	(20,803)
Prologis Inc.	(40)	(4,964)
The Howard Hughes Corporation(f)	(15,164)	(1,202,202)
		(1,378,233)
Technology - (1.75%)

Arista Networks, Inc.(f)	(440)	(69,384)
ASML Holding NV	(254)	(268,794)
BE Semiconductor Industries NV	(1,325)	(225,423)
Cloudflare, Inc.(f)	(1,875)	(474,938)
Datadog Inc.(f)	(418)	(68,055)
Descartes Systems Group, Inc.(f)	(915)	(80,811)
Doximity Inc.(f)	(1,404)	(92,664)
Duolingo Inc.(f)	(285)	(77,132)
Fabrinet.(f)	(601)	(264,783)
Fair Isaac Corp.(f)	(33)	(54,764)
HMS Networks AB(f)	(1,179)	(65,650)
HubSpot, Inc.(f)	(25)	(12,298)
Inficon Holding AG	(97)	(11,620)
Infosys Ltd.	(5,231)	(86,678)
Intuit Inc.	(56)	(37,383)
KLA CORP.	(67)	(80,986)
Lumentum Holdings Inc.(f)	(222)	(44,746)
Melexis NV	(400)	(28,816)
Microsoft Corp.	(534)	(276,511)
Monolithic Power Systems Inc.	(54)	(54,270)
nLight Inc.(f)	(1,522)	(50,241)
Nordic Semiconductor ASA(f)	(8,155)	(118,349)
NVIDIA Corp.	(1,845)	(373,594)
Pegasystems Inc.	(2,067)	(131,565)
Rapid7, Inc.(f)	(1,135)	(21,009)
Reply SpA(f)	(340)	(47,655)
Salesforce Inc.	(248)	(64,582)
ServiceNow, Inc.(f)	(69)	(63,430)
Shopify, Inc.(f)	(2,205)	(382,975)
Snowflake Inc.(f)	(711)	(195,440)
SPS Commerce Inc.(f)	(240)	(19,738)
Taiwan Semiconductor Manufacturing Co., Ltd.	(7,538)	(2,264,641)
Varonis Systems Inc.(f)	(1,339)	(47,173)
Workday, Inc.(f)	(165)	(39,587)
		(6,195,685)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Utilities - (0.08%)

AES Corp.	(966)	$(13,398)
Clearway Energy Inc.	(906)	(28,929)
Enel SpA	(4,111)	(41,566)
Essential Utilities Inc.(f)	(906)	(35,361)
Evergy Inc.	(25)	(1,920)
NextEra Energy Partners LP	(1,951)	(19,237)
Northland Power Inc.	(2,194)	(40,093)
Ormat Technologies Inc.	(562)	(59,674)
Xcel Energy, Inc.	(44)	(3,491)
		(243,669)

TOTAL COMMON STOCK		(40,570,375)
(Proceeds $38,978,650)

	Shares	Fair Value
CLOSED END FUNDS - (0.00%)(d)
Fixed Income - (0.00%)(d)

Nuveen Municipal High Income Opportunity Fund	(788)	(8,392)
		(8,392)

TOTAL CLOSED END FUNDS		(8,392)
(Proceeds $8,249)

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (18.08%)
Alternative - (5.30%)

Grayscale Bitcoin Mini Trust B(f)(g)	(54,060)	(2,628,397)
Grayscale Bitcoin Trust(f)(g)	(188,176)	(16,186,900)
		(18,815,297)
Equity - (12.2%)

Global X Uranium ETF(f)	(3,946)	(217,504)
iShares Biotechnology ETF	(30,980)	(4,937,592)
iShares Core MSCI Emerging Markets ETF(f)	(50,175)	(3,425,447)
iShares Global Infrastructure ETF(f)	(4,507)	(274,927)
iShares MSCI ACWI ETF	(85,510)	(12,091,969)
iShares MSCI India ETF(f)	(19,691)	(1,062,723)
State Street Communication Services Select Sector SPDR ETF	(9,166)	(1,052,348)
State Street Consumer Discretionary Select Sector SPDR ETF	(543)	(130,282)
State Street Energy Select Sector SPDR ETF	(64)	(5,640)
State Street Industrial Select Sector SPDR ETF	(624)	(96,757)
State Street Utilities Select Sector SPDR ETF	(7,412)	(660,409)
VanEck Gold Miners ETF(f)	(96,583)	(6,959,771)
Vanguard FTSE Developed Markets ETF	(101,964)	(6,217,765)
Vanguard FTSE Emerging Markets ETF	(73,887)	(4,061,568)
Vanguard Information Technology ETF	(480)	(380,741)
Vanguard Total Stock Market ETF	(5,180)	(1,737,476)
		(43,312,919)

Annual Report | October 31, 2025	53

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

	Shares	Fair Value
Real Estate - (0.58%)

Vanguard Real Estate ETF	(23,384)	$(2,085,386)
		(2,085,386)

TOTAL EXCHANGE TRADED FUNDS		(64,213,602)
(Proceeds $58,901,497)

Total Securities Sold Short - (93.44%)		$(331,814,945)
(Proceeds $323,730,564)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

(a)	Security is in default as of year-end and is therefore non-income producing.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the “Securities Act”). Total market value of Rule 144A securities amounts to $28,555,969, which represented approximately 8.04% of net assets as of October 31, 2025. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Amount represents less than 0.005% of net assets.
(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2025, the aggregate market value of those securities was -$4,066,743, which represents approximately -1.15% of net assets.
(f)	Non-income producing security.
(g)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.
(h)	A portion or all of the security is owned by BRW SPV II, a wholly-owned subsidiary of the Fund.
(i)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02).
(j)	At October 31, 2025, the value of these investments amounted to $0, representing 0.0% of the net assets of the Fund.
(k)	At October 31, 2025, all options held by the Fund are exchange traded listed options.

Investment Abbreviations:

ESTRON - Euro Short-Term Rate

HONIA - Hong Kong Overnight Index Average

OBFR - United States Overnight Bank Funding Rate

RBACOR - RBA Interbank Overnight Cash Rate

SARON - Swiss Average Rate Overnight

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Over Night Index Average

STIBOR - Stockholm Interbank Offered Rate

Reference Rates:

ESTRON - Euro Short-Term Rate as of October 31, 2025 was 1.921%

OBFR - United States Overnight Bank Funding Rate as of October 31, 2025 was 3.860%

SOFR1M - Secured Overnight Financing Rate 1 Month Cumulative Average as of October 31, 2025 was 4.201%

TSFR1M - CME Term SOFR 1 Month as of October 31, 2025 was 4.000%

TSFR3M - CME Term SOFR 3 Month as of October 31, 2025 was 3.889%

TSFR6M - CME Term SOFR 6 Month as of October 31, 2025 was 3.789%

SONIA - Sterling Overnight Index Average as of October 31, 2025 was 3.969%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

MSCS - Morgan Stanley Capital Services

BARC - Barclays Bank PLC

MSCO – Morgan Stanley & Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Eurozone Currency

GBP - Great British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

Annual Report | October 31, 2025	55

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFE) CONTRACTS

	Cost	Fair Value
AEYE Health Inc.(a)	$1,293,014	$1,584,659
BeeHero Ltd.(a)	321,841	374,623
Nemo Enterprises, Inc.(a)	84,210	84,210
Quantalx Neuroscience Ltd.(a)	3,000,000	3,404,164
Real View Imaging Ltd.(a)	2,250,000	2,250,000
	$6,949,065	$7,697,656

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation
JPM	01/08/2026	USD	$12,785,849	AUD	$12,669,085	$116,764
JPM	01/08/2026	USD	630,708	CHF	626,239	4,469
JPM	12/22/2025	USD	12,653,121	EUR	12,344,747	308,374
JPM	12/22/2025	USD	9,625,209	GBP	9,590,474	34,735
JPM	01/08/2026	USD	713,548	JPY	692,488	21,060
JPM	01/08/2026	USD	2,941,900	SEK	2,906,240	35,660
						$521,062

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Depreciation
JPM	01/08/2026	AUD	$3,601,032	USD	$3,604,367	$(3,335)
JPM	01/08/2026	CAD	429,281	USD	431,837	(2,556)
JPM	12/22/2025	GBP	15,353,255	USD	15,807,299	(454,044)
						$(459,935)
						$61,127

FUTURES CONTRACTS

Description	Number of Contracts	Maturity Date	Notional Amount	Unrealized Depreciation
Long Position Contracts

AUD/USD Futures Dec25	141	12/15/2025	$9,352,252	$(122,392)
GBP/USD Futures Dec25	57	12/15/2025	4,827,007	(145,882)
				$(268,274)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

FUTURES CONTRACTS

Description	Number of Contracts	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
CAD/USD Futures Dec25	(86)	12/16/2025	$6,236,267	$85,976
EUR/GBP Futures Dec25	(36)	12/15/2025	5,331,858	(31,448)
FTSE 100 IDX FUT Dec25	(7)	12/19/2025	885,755	(43,840)
FTSE 250 Index FUT Dec25	(152)	12/19/2025	8,966,952	(216,351)
NIKKEI 225 (OSE) Dec25	(1)	12/12/2025	291,205	(63,354)
SPI 200 FUTURES Dec25	(12)	12/19/2025	1,767,998	(8,021)
US 5YR NOTE (CBT) Dec25	(82)	12/31/2025	8,963,985	8,688
US 10YR NOTE (CBT) Dec25	(9)	12/31/2025	1,013,334	(713)
				$(269,063)
				$(537,337)

TO BE ANNOUNCED (TBA) MORTGAGE-BACKED SECURITIES (MBS) FORWARD CONTRACTS

Counterparty	Description	Maturity Date	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
MSCO	FNCL 5.5 12/25	02/25/2026	$264,602,000	$(77,520)
MSCO	FNCL 6 12/25	03/26/2026	105,628,000	(216,620)
				$(294,140)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Sell	CSC Holdings Ltd.	5.00%	USD	06/20/2028	$800,000	$(272,985)	$298,000	$25,015
Buy	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2029	4,046,000	(49,435)	392,384	342,949
Buy	UnitedHealth Group Inc.	(1.00)%	USD	06/20/2028	263,000	(4,588)	5,056	468
						$(327,008)	$695,440	$368,432

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	Markit CDX High Yield Index, Series 43	(5.00)%	USD	12/20/2029	$137,478,000	$(10,810,796)	$9,619,729	$(1,191,067)
Sell	Markit CDX High Yield Index, Series 44	5.00%	USD	06/20/2030	190,072,000	15,410,573	(14,145,279)	1,265,294
Sell	Markit CDX High Yield Index, Series 45	5.00%	USD	12/20/2030	16,416,000	1,254,703	(1,233,252)	21,451
Buy	Markit iTraxx Europe Subordinated Financials Index, Series 39	(1.00)%	USD	06/20/2028	45,000,000	(819,225)	(2,626,045)	(3,445,270)
						$5,035,255	$(8,384,847)	$(3,349,592)

Annual Report | October 31, 2025	57

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	GSI	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	$5,482,000	$102,963	$(147,369)	$(44,406)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	187,821	(257,109)	(69,288)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	06/20/2029	14,307,000	395,114	(449,191)	(54,077)
Sell	BARC	CommScope Holding Company, Inc.	5.00%	USD	06/20/2027	5,375,000	444,547	(168,130)	276,417
Buy	BARC	CommScope Holding Company, Inc.	(5.00)%	USD	06/20/2030	5,375,000	(1,052,924)	103,925	(948,999)
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2028	3,675,000	84,950	(81,859)	3,091
Sell	BARC	NextEra Energy Capital Holdings, Inc.	1.00%	USD	06/20/2028	4,306,000	76,278	(22,659)	53,619
Sell	GSI	Pfizer Inc.	1.00%	USD	12/20/2027	9,152,000	172,485	(228,364)	(55,879)
Sell	MSCS	Pfizer Inc.	1.00%	USD	12/20/2027	7,325,000	138,052	(178,314)	(40,262)
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/2028	15,802,000	390,233	(438,142)	(47,909)
Buy	BARC	Unisys Corporation	(5.00)%	USD	06/20/2028	286,000	(25,927)	(38,292)	(64,219)
Sell	MSCS	UnitedHealth Group Incorporated	1.00%	USD	12/20/2027	11,190,000	195,210	(246,111)	(50,901)
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	12/20/2027	7,000,000	105,772	4,885	110,657
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	06/20/2028	3,181,000	53,871	(2,900)	50,971
							$1,268,445	$(2,149,630)	$(881,185)

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Aberforth Smaller Companies Trust PLC	GBP	16,459	10/15/2026	SONIA	35 bps	$16,761	$302
JPM	abrdn Asia Focus PLC	GBP	182,528	10/15/2026	SONIA	35 bps	190,640	8,112
JPM	abrdn Diversified Income and Growth Trust PLC	GBP	199,116	10/15/2026	SONIA	35 bps	207,542	8,426
JPM	abrdn New India Investment Trust PLC	GBP	888,887	10/15/2026	SONIA	35 bps	902,355	13,468
JPM	abrdn UK Smaller Cos Growth Trust PLC	GBP	2,089,822	10/15/2026	SONIA	35 bps	2,077,695	(12,127)
JPM	Allianz Technology Trust PLC	EUR	927,503	10/15/2026	ESTRON	35 bps	1,013,960	86,457
JPM	Amaroq Minerals, Ltd.	GBP	648,100	10/15/2026	SONIA	35 bps	612,490	(35,610)
JPM	Anywhere Real Estate, Inc.	USD	1,352,579	10/15/2026	OBFR	35 bps	1,410,105	57,526
JPM	Arbutus Biopharma Corp.	USD	90,011	10/15/2026	OBFR	35 bps	100,413	10,402
JPM	Aurora UK Alpha PLC	GBP	3,508	10/15/2026	SONIA	35 bps	3,606	98
JPM	Baidu, Inc.	USD	861,289	10/15/2026	OBFR	35 bps	867,967	6,678
JPM	Baillie Gifford Shin Nippon PLC	GBP	17,884	10/15/2026	SONIA	35 bps	17,556	(328)
JPM	Baillie Gifford UK Growth Trust PLC	GBP	5,363,802	10/15/2026	SONIA	35 bps	5,443,070	79,268
JPM	Baillie Gifford US Growth Trust PLC	GBP	2,621,875	10/15/2026	SONIA	35 bps	2,730,707	108,832
JPM	Baker Steel Resources Trust, Ltd.	GBP	352,892	10/15/2026	SONIA	35 bps	335,650	(17,242)
JPM	BB Biotech AG	CHF	890,475	10/15/2026	SARON	35 bps	959,332	68,857
JPM	BlackRock Smaller Companies Trust PLC	GBP	1,405,397	10/15/2026	SONIA	35 bps	1,388,641	(16,756)
JPM	Blackrock Throgmorton Trust PLC	GBP	1,338,773	10/15/2026	SONIA	35 bps	1,343,176	4,403
JPM	Brown Advisory US Smaller Companies PLC	GBP	287,927	10/15/2026	SONIA	35 bps	295,561	7,634

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Cannae Holdings, Inc.	USD	120,892	10/15/2026	OBFR	35 bps	$115,344	$(5,548)
JPM	Compass Diversified Holdings	USD	204,852	10/15/2026	OBFR	35 bps	151,972	(52,880)
JPM	Diverse Income Trust PLC	GBP	574,554	10/15/2026	SONIA	35 bps	574,554	-
JPM	Ecofin Global Utilities/Infrastructure Trust	GBP	118,457	10/15/2026	SONIA	35 bps	118,966	509
JPM	Edenred SE	EUR	6,626,766	10/15/2026	ESTRON	35 bps	8,070,605	1,443,839
JPM	Geiger Counter, Ltd.	GBP	6,509	10/15/2026	SONIA	35 bps	6,255	(254)
JPM	GEO Group, Inc.	USD	550,687	10/15/2026	OBFR	35 bps	535,539	(15,148)
JPM	Global Opportunities Trust PLC	GBP	1,032	10/15/2026	SONIA	35 bps	1,055	23
JPM	Gresham House Energy Storage Fund PLC	GBP	136,005	10/15/2026	SONIA	35 bps	136,572	567
JPM	HarbourVest Global Private Equity, Ltd.	GBP	430,472	10/15/2026	SONIA	35 bps	444,312	13,840
JPM	HBM Healthcare Investments AG	CHF	589,492	10/15/2026	SARON	35 bps	612,400	22,908
JPM	Henderson Smaller Companies Inv Trust PLC	GBP	1,199,892	10/15/2026	SONIA	35 bps	1,180,583	(19,309)
JPM	Herald Investment Trust PLC	GBP	5,498,427	10/15/2026	SONIA	35 bps	5,621,861	123,434
JPM	Impax Environmental Markets PLC	GBP	1,644,009	10/15/2026	SONIA	35 bps	1,664,406	20,397
JPM	International Biotechnology Trust PLC	GBP	2,872	10/15/2026	SONIA	35 bps	3,005	133
JPM	Invesco Perpetual UK Smaller Cos Inv Trust PLC	USD	1,485	10/15/2026	OBFR	35 bps	1,538	53
JPM	IP Group PLC	GBP	2,892,280	10/15/2026	SONIA	35 bps	2,970,982	78,702
JPM	Lowland Investment Company PLC	GBP	101,870	10/15/2026	SONIA	35 bps	104,569	2,699
JPM	Mercantile Investment Trust PLC	GBP	5,339,132	10/15/2026	SONIA	35 bps	5,328,538	(10,594)
JPM	MFF Capital Investments, Ltd.	AUD	175,383	10/15/2026	RBACOR	45 bps	178,756	3,373
JPM	Molten Ventures PLC	GBP	1,180,612	10/15/2026	SONIA	35 bps	1,317,207	136,595
JPM	Montanaro UK Smaller Cos Investment Trust PLC	GBP	2,302	11/16/2026	SONIA	35 bps	2,302	-
JPM	Pacific Assets Trust PLC	GBP	45,576	10/15/2026	SONIA	35 bps	47,747	2,171
JPM	Pacific Horizon Investment Trust PLC	GBP	47,543	10/15/2026	SONIA	35 bps	48,345	802
JPM	Pantheon International PLC	GBP	794,108	10/15/2026	SONIA	35 bps	829,631	35,523
JPM	Partners Group Private Equity, Ltd.	EUR	805,534	10/15/2026	ESTRON	40 bps	779,429	(26,105)
JPM	Pengana International Equities, Ltd.	AUD	232,398	10/15/2026	RBACOR	45 bps	245,787	13,389
JPM	Polar Capital Technology Trust PLC	GBP	2,387,937	10/15/2026	SONIA	35 bps	2,615,752	227,815
JPM	RealReal, Inc.	USD	743,381	10/15/2026	OBFR	35 bps	879,523	136,142
JPM	RIT Capital Partners PLC	GBP	2,055,232	10/15/2026	SONIA	35 bps	2,213,720	158,488
JPM	River & Mercantile UK Micro Cap Inv Co Ltd .	GBP	1,181,501	10/15/2026	SONIA	35 bps	1,181,501	-
JPM	RM Infrastructure Income PLC	GBP	400,943	10/15/2026	SONIA	35 bps	400,943	-
JPM	Schroder AsiaPacific Fund PLC	GBP	8,441	10/15/2026	SONIA	35 bps	8,608	167
JPM	Schroder UK Mid Cap Fund PLC	GBP	118,379	10/15/2026	SONIA	35 bps	119,732	1,353
JPM	Schroders Capital Global	GBP	10,029	10/15/2026	SONIA	35 bps	10,029	-
JPM	Scottish Mortgage Investment Trust PLC	GBP	2,267,027	10/15/2026	SONIA	35 bps	2,392,633	125,606
JPM	Scottish Oriental Smaller Companies Trust PLC	GBP	123,593	10/15/2026	SONIA	35 bps	128,890	5,297
JPM	SDCL Efficiency Income Trust PLC	GBP	5,012,029	10/15/2026	SONIA	35 bps	5,451,681	439,652
JPM	Smithson Investment Trust PLC	GBP	2,303,268	10/15/2026	SONIA	35 bps	2,336,517	33,249
JPM	Snap, Inc.	USD	2,529,498	10/15/2026	OBFR	35 bps	2,491,172	(38,326)
JPM	Syncona, Ltd.	GBP	1,131,725	10/15/2026	SONIA	35 bps	1,168,680	36,955
JPM	The Global Smaller Companies Trust PLC	GBP	81,280	10/15/2026	SONIA	35 bps	81,668	388
JPM	The Gore Street Energy Storage Fund PLC	GBP	1,115,131	10/15/2026	SONIA	35 bps	1,170,887	55,756
JPM	Uber Technologies, Inc.	USD	1,117,994	10/15/2026	OBFR	35 bps	1,144,683	26,689

Annual Report | October 31, 2025	59

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Utilico Emerging Markets Trust PLC	GBP	96,130	10/15/2026	SONIA	35 bps	$99,618	$3,488
JPM	VEF AB	SEK	23,300	10/15/2026	STIBOR	35 bps	23,094	(206)
JPM	Vertex, Inc.	USD	45,058	10/15/2026	OBFR	35 bps	41,174	(3,884)
JPM	VGI Partners Global Investments, Ltd.	AUD	590,990	10/15/2026	RBACOR	45 bps	600,177	9,187
JPM	Vietnam Enterprise Investments, Ltd.	GBP	98,915	10/15/2026	SONIA	35 bps	94,306	(4,609)
JPM	VPC Specialty Lending Investments PLC	GBP	315,403	10/15/2026	SONIA	35 bps	320,308	4,905
JPM	Weibo Corp.	USD	178,787	10/15/2026	OBFR	35 bps	172,600	(6,187)
JPM	Workspace Group PLC	GBP	2,447,177	10/15/2026	SONIA	35 bps	2,531,980	84,803
Total Long Position Contracts							$78,689,363	$3,444,247

Short Position Contracts
JPM	3i Group PLC	GBP	(186,268)	10/15/2026	SONIA	(30) bps	(190,113)	(3,845)
JPM	4imprint Group PLC	GBP	(354,391)	10/15/2026	SONIA	(30) bps	(374,642)	(20,251)
JPM	AIA Group, Ltd.	HKD	(347,626)	11/16/2026	HONIA	(40) bps	(365,552)	(17,926)
JPM	AJ Bell PLC	GBP	(393,314)	10/15/2026	SONIA	(30) bps	(389,689)	3,625
JPM	Alfa Financial Software Holdings PLC	GBP	(69,364)	10/15/2026	SONIA	(30) bps	(68,165)	1,199
JPM	Argenx SE	EUR	(230,772)	11/16/2026	ESTRON	(30) bps	(233,419)	(2,647)
JPM	Ashtead Group PLC	GBP	(161,409)	10/15/2026	SONIA	(30) bps	(157,377)	4,032
JPM	Ashtead Technology Holdings plc	GBP	(50,562)	10/15/2026	SONIA	(220) bps	(47,997)	2,565
JPM	Auction Technology Group PLC	GBP	(1,487)	10/15/2026	SONIA	(30) bps	(1,480)	7
JPM	Auto Trader Group PLC	GBP	(323,837)	10/15/2026	SONIA	(30) bps	(330,097)	(6,260)
JPM	Babcock International Group PLC	GBP	(290,814)	10/15/2026	SONIA	(30) bps	(291,295)	(481)
JPM	Balfour Beatty PLC	GBP	(120,198)	10/15/2026	SONIA	(30) bps	(122,569)	(2,371)
JPM	Barratt Redrow PLC	GBP	(71,271)	10/15/2026	SONIA	(30) bps	(70,152)	1,119
JPM	Beazley PLC	GBP	(118,157)	10/15/2026	SONIA	(30) bps	(117,338)	819
JPM	Bellway PLC	GBP	(260,200)	10/15/2026	SONIA	(30) bps	(275,530)	(15,330)
JPM	Big Technologies PLC	GBP	(643)	10/15/2026	SONIA	(180) bps	(533)	110
JPM	Bloomsbury Publishing PLC	GBP	(59,255)	10/15/2026	SONIA	(30) bps	(61,277)	(2,022)
JPM	Bodycote PLC	GBP	(188,897)	10/15/2026	SONIA	(30) bps	(176,190)	12,707
JPM	Bunzl PLC	GBP	(82,449)	10/15/2026	SONIA	(30) bps	(78,574)	3,875
JPM	Bytes Technology Group PLC	GBP	(188,634)	10/15/2026	SONIA	(30) bps	(169,313)	19,321
JPM	Cairn Homes PLC	GBP	(44,630)	10/15/2026	SONIA	(30) bps	(43,551)	1,079
JPM	Card Factory PLC	GBP	(681)	10/15/2026	SONIA	(30) bps	(731)	(50)
JPM	Cellnex Telecom SA	EUR	(30,540)	11/16/2026	ESTRON	(30) bps	(28,290)	2,250
JPM	Central Asia Metals PLC	GBP	(2,390)	10/15/2026	SONIA	(30) bps	(2,390)	-
JPM	Chemring Group PLC	GBP	(376,270)	10/15/2026	SONIA	(30) bps	(382,953)	(6,683)
JPM	Cie de Saint-Gobain SA	EUR	(56,406)	10/15/2026	ESTRON	(30) bps	(53,096)	3,310
JPM	Clarkson PLC	GBP	(101,069)	10/15/2026	SONIA	(30) bps	(104,529)	(3,460)
JPM	Compass Group PLC	GBP	(67,518)	10/15/2026	SONIA	(30) bps	(66,568)	950
JPM	Computacenter PLC	GBP	(189,767)	10/15/2026	SONIA	(30) bps	(202,635)	(12,868)
JPM	Conduit Holdings, Ltd.	GBP	(2,223)	10/15/2026	SONIA	(30) bps	(2,111)	112

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Craneware PLC	GBP	(134,162)	10/15/2026	SONIA	(30) bps	$(130,677)	$3,485
JPM	Cranswick PLC	GBP	(455,070)	10/15/2026	SONIA	(30) bps	(453,233)	1,837
JPM	Crest Nicholson Holdings PLC	GBP	(61,408)	10/15/2026	SONIA	(30) bps	(59,572)	1,836
JPM	Croda International PLC	GBP	(55,284)	11/16/2026	SONIA	(30) bps	(58,293)	(3,009)
JPM	CVS Group PLC	GBP	(80,646)	10/15/2026	SONIA	(30) bps	(72,476)	8,170
JPM	Dalata Hotel Group PLC	EUR	(134,526)	10/15/2026	ESTRON	(30) bps	(134,735)	(209)
JPM	DFS Furniture PLC	GBP	(35,852)	11/16/2026	SONIA	(30) bps	(35,628)	224
JPM	Diageo PLC	GBP	(57,145)	10/15/2026	SONIA	(30) bps	(55,635)	1,510
JPM	Diploma PLC	GBP	(586,534)	10/15/2026	SONIA	(30) bps	(613,319)	(26,785)
JPM	DiscoverIE Group PLC	GBP	(159,734)	10/15/2026	SONIA	(30) bps	(158,101)	1,633
JPM	Dunelm Group PLC	GBP	(284,410)	10/15/2026	SONIA	(30) bps	(282,390)	2,020
JPM	Elementis PLC	GBP	(68,043)	10/15/2026	SONIA	(30) bps	(68,711)	(668)
JPM	Enagas SA	EUR	(35,008)	11/16/2026	ESTRON	(30) bps	(35,524)	(516)
JPM	Entain PLC	GBP	(68,399)	10/15/2026	SONIA	(30) bps	(65,696)	2,703
JPM	Eurofins Scientific SE	EUR	(41,773)	10/15/2026	ESTRON	(30) bps	(41,367)	406
JPM	Experian PLC	GBP	(261,861)	10/15/2026	SONIA	(30) bps	(263,645)	(1,784)
JPM	FDJ UNITED	EUR	(178,674)	10/15/2026	ESTRON	(30) bps	(162,711)	15,963
JPM	Flutter Entertainment PLC	GBP	(65,065)	10/15/2026	SONIA	(30) bps	(61,045)	4,020
JPM	Forterra PLC	GBP	(35,696)	10/15/2026	SONIA	(30) bps	(36,997)	(1,301)
JPM	Future PLC	GBP	(75,444)	10/15/2026	SONIA	(30) bps	(70,610)	4,834
JPM	Games Workshop Group PLC	GBP	(667,177)	10/15/2026	SONIA	(30) bps	(725,965)	(58,788)
JPM	Gamma Communications PLC	GBP	(56,241)	10/15/2026	SONIA	(30) bps	(55,076)	1,165
JPM	GB Group PLC	GBP	(182,269)	10/15/2026	SONIA	(30) bps	(171,014)	11,255
JPM	Genuit Group PLC	GBP	(21,248)	11/16/2026	SONIA	(30) bps	(21,134)	114
JPM	Genus PLC	GBP	(353,979)	10/15/2026	SONIA	(30) bps	(328,599)	25,380
JPM	GlobalData PLC	GBP	(94,937)	10/15/2026	SONIA	(30) bps	(83,118)	11,819
JPM	Grafton Group PLC	GBP	(205,601)	10/15/2026	SONIA	(30) bps	(215,398)	(9,797)
JPM	Halma PLC	GBP	(266,144)	10/15/2026	SONIA	(30) bps	(271,816)	(5,672)
JPM	Helical PLC	GBP	(9,825)	10/15/2026	SONIA	(30) bps	(10,041)	(216)
JPM	Hermes International SCA	EUR	(49,428)	10/15/2026	ESTRON	(30) bps	(52,018)	(2,590)
JPM	Hikma Pharmaceuticals PLC	GBP	(114,473)	10/15/2026	SONIA	(30) bps	(116,953)	(2,480)
JPM	Hill & Smith PLC	GBP	(205,579)	10/15/2026	SONIA	(30) bps	(209,467)	(3,888)
JPM	Hilton Food Group PLC	GBP	(94,442)	10/15/2026	SONIA	(30) bps	(91,049)	3,393
JPM	Hollywood Bowl Group PLC	GBP	(130,141)	10/15/2026	SONIA	(30) bps	(133,612)	(3,471)
JPM	Howden Joinery Group PLC	GBP	(224,408)	10/15/2026	SONIA	(30) bps	(237,471)	(13,063)
JPM	Hunting PLC	GBP	(52,596)	10/15/2026	SONIA	(30) bps	(55,352)	(2,756)
JPM	Ibstock PLC	GBP	(45,101)	10/15/2026	SONIA	(30) bps	(47,684)	(2,583)
JPM	IG Group Holdings PLC	GBP	(172,752)	10/15/2026	SONIA	(30) bps	(178,191)	(5,439)
JPM	IMI PLC	GBP	(118,833)	10/15/2026	SONIA	(30) bps	(122,316)	(3,483)
JPM	Impax Asset Management Group PLC	GBP	(1,706)	10/15/2026	SONIA	(30) bps	(1,765)	(59)
JPM	Inchcape PLC	GBP	(364,638)	10/15/2026	SONIA	(30) bps	(380,319)	(15,681)
JPM	IntegraFin Holdings PLC	GBP	(314,327)	10/15/2026	SONIA	(30) bps	(311,321)	3,006
JPM	Intermediate Capital Group PLC	GBP	(263,072)	10/15/2026	SONIA	(30) bps	(239,393)	23,679
JPM	Ithaca Energy PLC	GBP	(64,042)	11/16/2026	SONIA	(30) bps	(73,544)	(9,502)

Annual Report | October 31, 2025	61

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	JET2 PLC	GBP	(177,837)	10/15/2026	SONIA	(30) bps	$(170,400)	$7,437
JPM	Johnson Service Group PLC	GBP	(59,051)	10/15/2026	SONIA	(30) bps	(56,231)	2,820
JPM	JTC PLC	GBP	(120,890)	10/15/2026	SONIA	(30) bps	(119,606)	1,284
JPM	Judges Scientific PLC	GBP	(30,741)	10/15/2026	SONIA	(30) bps	(29,204)	1,537
JPM	Just Group PLC	GBP	(693,244)	10/15/2026	SONIA	(30) bps	(694,879)	(1,635)
JPM	Kainos Group PLC	GBP	(140,592)	10/15/2026	SONIA	(30) bps	(133,910)	6,682
JPM	Keller Group PLC	GBP	(43,209)	11/16/2026	SONIA	(30) bps	(43,872)	(663)
JPM	Kering SA	EUR	(30,460)	10/15/2026	ESTRON	(30) bps	(30,766)	(306)
JPM	Lancashire Holdings, Ltd.	GBP	(208,540)	10/15/2026	SONIA	(30) bps	(203,960)	4,580
JPM	Legal & General Group PLC	GBP	(184,557)	10/15/2026	SONIA	(30) bps	(183,861)	696
JPM	Lloyds Banking Group PLC	GBP	(32,952)	10/15/2026	SONIA	(30) bps	(35,078)	(2,126)
JPM	London Stock Exchange Group PLC	GBP	(60,222)	10/15/2026	SONIA	(30) bps	(64,303)	(4,081)
JPM	LondonMetric Property PLC	GBP	(124,067)	10/15/2026	SONIA	(30) bps	(127,416)	(3,349)
JPM	Luceco PLC	GBP	(58,278)	10/15/2026	SONIA	(30) bps	(57,840)	438
JPM	Man Group PLC	GBP	(67,787)	10/15/2026	SONIA	(30) bps	(74,212)	(6,425)
JPM	ME Group International PLC	GBP	(115,623)	10/15/2026	SONIA	(30) bps	(115,256)	367
JPM	Mears Group PLC	GBP	(12,772)	11/16/2026	SONIA	(50) bps	(13,739)	(967)
JPM	Mitie Group PLC	GBP	(107,315)	10/15/2026	SONIA	(30) bps	(127,233)	(19,918)
JPM	MONY Group PLC	GBP	(137,680)	10/15/2026	SONIA	(30) bps	(137,186)	494
JPM	Moonpig Group PLC	GBP	(261,882)	10/15/2026	SONIA	(30) bps	(254,756)	7,126
JPM	Morgan Advanced Materials PLC	GBP	(947)	10/15/2026	SONIA	(30) bps	(884)	63
JPM	Morgan Sindall Group PLC	GBP	(337,203)	10/15/2026	SONIA	(30) bps	(317,408)	19,795
JPM	Mortgage Advice Bureau Holdings, Ltd.	GBP	(76,335)	10/15/2026	SONIA	(30) bps	(76,997)	(662)
JPM	National Grid PLC	GBP	(130,316)	10/15/2026	SONIA	(30) bps	(135,609)	(5,293)
JPM	Next Fifteen Communications	GBP	(110)	10/15/2026	SONIA	(220) bps	(120)	(10)
JPM	On the Beach Group PLC	GBP	(64,269)	10/15/2026	SONIA	(30) bps	(61,106)	3,163
JPM	OSB Group PLC	GBP	(178,530)	10/15/2026	SONIA	(30) bps	(171,682)	6,848
JPM	Oxford Instruments PLC	GBP	(192,686)	10/15/2026	SONIA	(30) bps	(199,214)	(6,528)
JPM	Pagegroup PLC	GBP	(31,812)	10/15/2026	SONIA	(30) bps	(32,029)	(217)
JPM	Paragon Banking Group PLC	GBP	(395,064)	10/15/2026	SONIA	(30) bps	(384,850)	10,214
JPM	PayPoint PLC	GBP	(118,943)	10/15/2026	SONIA	(30) bps	(101,756)	17,187
JPM	Pets at Home Group PLC	GBP	(44,393)	11/16/2026	SONIA	(30) bps	(44,601)	(208)
JPM	Plus500, Ltd.	GBP	114,835	08/28/2026	SONIA	(0) bps	116,068	1,233
JPM	Polar Capital Holdings PLC	GBP	(29,406)	11/16/2026	SONIA	(30) bps	(30,034)	(628)
JPM	Polestar Automotive Holding UK PLC	USD	(588,895)	10/15/2026	OBFR	(900) bps	(609,457)	(20,562)
JPM	Pollen Street Group, Ltd.	GBP	(49,122)	10/15/2026	SONIA	(30) bps	(47,826)	1,296
JPM	Porvair PLC	GBP	58,898	08/28/2026	SONIA	(30) bps	58,283	(615)
JPM	Premier Foods PLC	GBP	(183,404)	10/15/2026	SONIA	(30) bps	(184,212)	(808)
JPM	Prudential PLC	GBP	(153,975)	10/15/2026	SONIA	(30) bps	(160,438)	(6,463)
JPM	QinetiQ Group PLC	GBP	(214,179)	10/15/2026	SONIA	(30) bps	(207,011)	7,168
JPM	Reach PLC	GBP	(69)	10/15/2026	SONIA	(30) bps	(63)	6
JPM	RELX PLC	GBP	(110,369)	10/15/2026	SONIA	(30) bps	(108,973)	1,396

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2025

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Renishaw PLC	GBP	(196,033)	10/15/2026	SONIA	(30) bps	$(188,822)	$7,211
JPM	Rightmove PLC	GBP	(140,840)	10/15/2026	SONIA	(30) bps	(138,030)	2,810
JPM	Rotork PLC	GBP	(87,114)	10/15/2026	SONIA	(30) bps	(87,936)	(822)
JPM	Sabre Insurance Group PLC	GBP	(36,428)	11/16/2026	SONIA	(30) bps	(36,320)	108
JPM	Safestore Holdings PLC	GBP	(37,370)	11/16/2026	SONIA	(30) bps	(37,318)	52
JPM	Samsung Electronics Co., Ltd.	USD	(97,600)	10/15/2026	OBFR	(115) bps	(113,765)	(16,165)
JPM	SAP SE	EUR	(27,114)	10/15/2026	ESTRON	(30) bps	(26,389)	725
JPM	Savills PLC	GBP	(41,692)	10/15/2026	SONIA	(30) bps	(42,110)	(418)
JPM	Schneider Electric SE	EUR	(156,523)	10/15/2026	ESTRON	(30) bps	(156,016)	507
JPM	Scout24 SE	EUR	(8,951)	10/15/2026	ESTRON	(30) bps	(8,662)	289
JPM	Senior PLC	GBP	(1,901)	10/15/2026	SONIA	(30) bps	(1,868)	33
JPM	Serco Group PLC	GBP	(227,880)	10/15/2026	SONIA	(30) bps	(240,983)	(13,103)
JPM	SigmaRoc PLC	GBP	(188,115)	10/15/2026	SONIA	(30) bps	(186,499)	1,616
JPM	Sirius Real Estate, Ltd.	GBP	(112,209)	10/15/2026	SONIA	(30) bps	(112,266)	(57)
JPM	Softcat PLC	GBP	(298,130)	10/15/2026	SONIA	(30) bps	(299,254)	(1,124)
JPM	Spectris PLC	GBP	(76,285)	10/15/2026	SONIA	(30) bps	(76,434)	(149)
JPM	Spirax Group PLC	GBP	(116,712)	10/15/2026	SONIA	(30) bps	(119,491)	(2,779)
JPM	Spire Healthcare Group PLC	GBP	(50,844)	10/15/2026	SONIA	(30) bps	(49,370)	1,474
JPM	SSP Group PLC	GBP	(91,547)	10/15/2026	SONIA	(30) bps	(86,374)	5,173
JPM	St James's Place PLC	GBP	(275,002)	10/15/2026	SONIA	(30) bps	(264,798)	10,204
JPM	TBC Bank Group PLC	GBP	(34,008)	11/16/2026	SONIA	(30) bps	(32,839)	1,169
JPM	Telecom Plus PLC	GBP	(433,316)	10/15/2026	SONIA	(30) bps	(420,990)	12,326
JPM	Tencent Holdings, Ltd.	HKD	(660,171)	11/16/2026	HONIA	(40) bps	(649,840)	10,331
JPM	Trainline PLC	GBP	(107,397)	10/15/2026	SONIA	(30) bps	(102,043)	5,354
JPM	Trustpilot Group PLC	GBP	(217,931)	10/15/2026	SONIA	(30) bps	(203,468)	14,463
JPM	Veolia Environnement SA	EUR	(57,169)	11/16/2026	ESTRON	(30) bps	(56,635)	534
JPM	Vesuvius PLC	GBP	(21,902)	10/15/2026	SONIA	(30) bps	(21,878)	24
JPM	Victrex PLC	GBP	(43,737)	10/15/2026	SONIA	(30) bps	(42,362)	1,375
JPM	Volution Group PLC	GBP	(707,623)	10/15/2026	SONIA	(30) bps	(678,698)	28,925
JPM	Watches of Switzerland Group PLC	GBP	(117,021)	10/15/2026	SONIA	(30) bps	(124,911)	(7,890)
JPM	WH Smith PLC	GBP	(100,338)	10/15/2026	SONIA	(30) bps	(105,324)	(4,986)
JPM	Wise PLC	GBP	(416,651)	10/15/2026	SONIA	(30) bps	(409,449)	7,202
JPM	XPS Pensions Group PLC	GBP	(257,215)	10/15/2026	SONIA	(30) bps	(249,096)	8,119
JPM	YouGov PLC	GBP	(41,175)	10/15/2026	SONIA	(30) bps	(37,387)	3,788
JPM	Zigup PLC	GBP	(34,568)	11/16/2026	SONIA	(30) bps	(36,404)	(1,836)
Total Short Position Contracts							$(22,218,793)	$12,447

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	Notional amounts are presented in U.S. dollar equivalent.

Annual Report | October 31, 2025	63

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments in securities, at fair value (cost $347,757,142)	$374,413,956
Investment in affiliated fund, at fair value (cost $513,439)	700,492
Foreign currency, at fair value (cost $9,329,752)	9,215,569
Cash	77,106
Restricted cash	405,875,111
Receivables:
Investment securities sold	5,500,763
Collateral posted to clearing house for futures	2,662,851
Collateral posted to clearing house for centrally cleared derivatives	2,893,953
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	27,116,879
Collateral posted to secured party under tri-party arrangement for loan facility	3,537,368
Escrow Receivables	44,606
Dividend	71,849
Interest	1,999,297
Simple agreement for future equity contracts, at fair value (cost $6,949,065)	7,697,656
Unrealized appreciation on forward foreign currency contracts	521,062
Unrealized appreciation on futures contracts	94,664
Centrally cleared credit default swaps, at fair value (net upfront premiums paid of $15,378,531)	16,665,276
Over-the-counter credit default swaps, at fair value (net upfront premiums paid of $2,215,263)	2,347,296
Unrealized appreciation on total return swap contracts	4,120,534
Prepaid expenses	80,300
Total Assets	865,636,588

LIABILITIES:
Securities sold short, at fair value (proceeds $323,730,564)	331,814,945
Cash received in advance for rights offering	77,837,902
Refund due to investors	734,705
Unrealized depreciation on TBA MBS forward contracts	294,140
Payables:
Notes payable (Note 7)	61,000,000
Payable for investment securities purchased	21,120,980
Accrued interest payable	1,694,921
Payable for fund administration fees	436,974
Payable for investment management fees	391,427
Payable for professional fees	11,158
Payable for trustees fees	4,741
Unrealized depreciation on forward foreign currency contracts	459,935
Unrealized depreciation on futures contracts	632,001
Centrally cleared credit default swaps, at fair value (net upfront premiums received of $7,689,124)	11,957,029
Over-the-counter credit default swaps, at fair value (net upfront premiums received of $65,633)	1,078,851
Unrealized depreciation on total return swap contracts	663,840
Other accrued expenses	394,337
Total Liabilities	510,527,886
Net Assets	$355,108,702

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	556,734,786
Total distributable loss	(201,626,084)
NET ASSETS	$355,108,702
Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$8.35

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$27,178,252
Dividend (net of withholding taxes of $29,780)	3,265,523
Other income	404,479
Total Investment Income	30,848,254

EXPENSES:
Interest expense	13,569,974
Investment management fees (Note 4)	4,420,321
Professional fees	1,106,273
Dividend expense	1,021,619
Custodian fees	303,689
Fund administration fees	262,401
Tax expense	153,001
Trustees fees	147,333
Transfer agent fees	114,311
Registration and filing fees	88,991
Insurance expense	87,035
Miscellaneous expenses	451,726
Total Expenses	21,726,674
Waived and reimbursed fees (Note 5)	(950,631)
Net expenses	20,776,043
Net Investment Income	10,072,211

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments in securities	43,885,159
Investment in affiliated fund	8,791
Securities sold short	(12,548,308)
Forward foreign currency contracts	1,484,901
Futures contracts	(1,438,724)
TBA MBS forward contracts	7,197,937
Credit default swaps	1,604,203
Credit default swaptions	261,728
Total return swaps	12,660,281
Foreign currency transactions	58,089
Net realized gain	53,174,057
Net change in unrealized appreciation/(depreciation) on:
Investments in securities	(1,886,232)
Investment in affiliated fund	103,626
Securities sold short	(6,762,988)
Escrow receivable	44,606
Simple agreement for future equity contracts	150,069
Forward foreign currency contracts	(416,558)
Futures contracts	(2,438,445)
TBA MBS forward contracts	3,376,008
Credit default swaps	(3,310,716)
Credit default swaptions	(847,522)
Total return swaps	4,223,712
Foreign currency translation	(144,112)
Net change in unrealized depreciation	(7,908,552)
Net realized and change in unrealized gain	45,265,505
Net increase in net assets resulting from operations	$55,337,716

Annual Report | October 31, 2025	65

Saba Capital Income & Opportunities Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
FROM OPERATIONS:
Net investment income	$10,072,211	$19,958,582
Net realized gain/(loss)	53,174,057	(21,408,165)
Net change in unrealized (depreciation)/appreciation	(7,908,552)	38,974,168
Net increase in net assets resulting from operations	55,337,716	37,524,585

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding tax return of capital)	(43,380,083)	(48,240,779)
Tax return of capital	-	-
Decrease in net assets from distributions to common shareholders	(43,380,083)	(48,240,779)
Net increase/(decrease) in net assets	11,957,633	(10,716,194)
NET ASSETS:
Net assets, beginning of year	343,151,069	353,867,263
Net assets, end of year	$355,108,702	$343,151,069

Saba Capital Income & Opportunities Fund	Consolidated Statement of Cash Flows
For the Year Ended October 31, 2025

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$55,337,716
Adjustments to reconcile net increase in net assets resulting from operations to net cash flows provided by operating activities:
Purchases of investment securities	(718,404,722)
Proceeds from disposition of investment securities	736,254,834
Proceeds from disposition of investment in affiliated fund	207,426
Payment for securities sold short	(1,615,515,961)
Proceeds from securities sold short	1,682,437,604
Net payments on derivative contracts	13,591,336
Amortization of premium and accretion of discount on investments	(2,975,267)
Net realized (gain)/loss on investments in securities	(43,885,159)
Net realized (gain)/loss on investment in affiliated fund	(8,791)
Net realized (gain)/loss on securities sold short	12,548,308
Net realized (gain)/loss on forward foreign currency contracts	(1,484,901)
Net realized (gain)/loss on futures contracts	1,438,724
Net realized (gain)/loss on TBA MBS forward contracts	(7,197,937)
Net realized (gain)/loss on credit default swaps	(1,604,203)
Net realized (gain)/loss on credit default swaptions	(261,728)
Net realized (gain)/loss on total return swaps	(12,660,281)
Net realized (gain)/loss on foreign currency transactions	(58,089)
Change in unrealized (appreciation)/depreciation on investments in securities	1,886,232
Change in unrealized (appreciation)/depreciation on investment in affiliated fund	(103,626)
Change in unrealized (appreciation)/depreciation on securities sold short	6,762,988
Change in unrealized (appreciation)/depreciation on escrow receivables	(44,606)
Change in unrealized (appreciation)/depreciation on simple agreement for future equity contracts	(150,069)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	416,558
Change in unrealized (appreciation)/depreciation on futures contracts	2,438,445
Change in unrealized (appreciation)/depreciation on TBA MBS forward contracts	(3,376,008)
Change in unrealized (appreciation)/depreciation on credit default swaps	3,310,716
Change in unrealized (appreciation)/depreciation on credit default swaptions	847,522
Change in unrealized (appreciation)/depreciation on total return swaps	(4,223,712)
Change in unrealized (appreciation)/depreciation on foreign currency translation	144,112
(Increase)/decrease in assets:
Collateral posted to clearing house for futures	3,881,612
Collateral posted to clearing house for centrally cleared derivatives	(1,754,632)
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	41,982,756
Collateral posted to secured party under tri-party arrangement for loan facility	(1,415,793)
Dividend receivable	140,012
Interest receivable	581,663
Prepaid expenses	3,873
Increase/(decrease) in liabilities:
Accrued interest payable	29,214
Payable for fund administration fees	268,575
Payable for investment management fees	348,346
Payable for professional fees	(285,385)
Payable for trustees fees	158
Other accrued expenses	288,085
Net cash flows provided by operating activities	149,735,945

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received in advance for rights offering	77,837,902
Refund due to investors	734,705
Repayments of long-term debt	(92,500,000)
Proceeds from long-term debt	67,500,000
Cash distributions paid	(43,380,083)
Net cash provided by financing activities	10,192,524
Effect of exchange rates on cash flows	(86,023)
Net change in cash and foreign currency	159,842,446
Cash, restricted cash and foreign currency, beginning of year	$255,325,340
Cash, restricted cash and foreign currency, end of year	$415,167,786

Supplemental disclosure of cash flow information
Cash paid for interest on loan during the year	13,540,760

Annual Report | October 31, 2025	67

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2025(a)	For the Year Ended October 31, 2024(a)	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of year/period	$8.07	$8.32	$8.64	$9.86	$9.94		$10.60
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.24	0.47	0.18	0.05	0.10		0.32
Net realized and change in unrealized gain/(loss) on investments and unfunded loan commitments(c)(d)	1.06	0.41	0.54	(0.21)	0.16		(0.64)
Total Income/(Loss) from Investment Operations	1.30	0.88	0.72	(0.16)	0.26		(0.32)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income(c)(d)	(1.02)	(1.13)	(0.20)	(0.31)	(0.12)		(0.34)
From tax return of capital(c)(d)	-	-	(0.84)	(0.75)	(0.22)		(0.02)
Total Distributions to Common Shareholders	(1.02)	(1.13)	(1.04)	(1.06)	(0.34)		(0.36)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)	-	-	-	-	-		0.02
Total Capital Share Transactions	-	-	-	-	-		0.02
Net asset value per common share - end of year/period	$8.35	$8.07	$8.32	$8.64	$9.86		$9.94
Market price per common share - end of year/period	$7.40	$7.50	$7.39	$7.84	$9.34		$9.26

Total Investment Return - Net Asset Value(f)	17.68%	12.77%	9.63%	(0.95%)	2.84%		(2.14%)
Total Investment Return - Market Price(f)	12.22%	18.00%	7.31%	(5.12%)	4.57%		(1.59%)

Ratios to average net assets
Ratio of expenses including waivers to average net assets(h)(j)	5.82%	5.72%	4.61%	2.36%	1.43	%(g)	2.26%
Ratio of expenses excluding waivers to average net assets(h)(j)	6.08%	6.01%	4.73%	2.75%	1.60	%(g)	2.68%
Ratio of net investment income including waivers to average net assets	2.82%	5.83%	2.09%	0.49%	1.62	%(g)	3.37%

SUPPLEMENTAL DATA
Portfolio turnover rate	115.70%	129.43%	76.16%	99.00%	94.00%		56.00%
Net assets attributable to common shares, end of year/period (000s)	$355,109	$343,151	$353,867	$367,459	$419,710		$605,535
Total shares outstanding (000s)(c)	42,529	42,529	42,529	42,529	42,529		60,920
Asset coverage, end of year/period per $1,000(i)	$5,821	$3,990	$6,689	$3,904	$9,394		$27,794

Aggregate principal amount of borrowings, end of year/period (000s)	$61,000	$86,000	$52,900	$175,500	$50,000		$22,600
Average borrowings outstanding during the end of year/period (000s)	$63,875	$71,653	$88,961	$124,674	$20,559		$211,066

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2025(a)	For the Year Ended October 31, 2024(a)	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)
SUPPLEMENTAL RATIOS
Ratios to average net assets
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.73%	1.54%	1.58%	1.67%	1.38	%(g)	2.13%

Ratios to average net assets plus borrowings
Ratio of expenses including waivers to average net assets(h)(j)	4.94%	4.73%	3.71%	1.79%	1.37	%(g)	1.72%
Ratio of expenses excluding waivers to average net assets(h)(j)	5.16%	4.97%	3.81%	2.09%	1.54	%(g)	2.04%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.47%	1.27%	1.27%	1.27%	1.32	%(g)	1.30%
Ratio of net investment income including waivers to average net assets	2.39%	4.82%	1.69%	0.38%	1.56	%(g)	2.56%

(a)	Consolidated financials.
(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(c)	Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Note 8 in the accompanying Notes to Consolidated Financial Statements.
(d)	Calculated using average common shares outstanding.
(e)	Please see Note 8 in the accompanying Notes to Consolidated Financial Statements for additional information.
(f)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect sales load or brokerage commissions, if any, and are not annualized.
(g)	Annualized.
(h)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(i)	Asset coverage ratio is presented to represent the coverage available to each $1,000 of borrowings. The asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(j)	Expense ratios do not include any acquired fund fees.

Annual Report | October 31, 2025	69

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. In pursuing its objectives, the Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Closed end funds: The Fund invests in closed end funds that pursue a variety of strategies, including, but not limited to, closed end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed end funds that invest in debt and loans, including high yield or noninvestment grade securities (commonly referred to as “junk bonds”). The closed end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed end funds that are, or the Investment Adviser (defined below) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed end fund’s net asset value (“NAV”).
●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions.
●	Public and private debt instruments: The Fund may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event-linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.
●	Reinsurance: The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.
●	Public and Private Equity Securities: The Fund may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.
●	Other Investment Companies: In addition to closed end funds, the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies and money market funds, including other investment companies managed by the Investment Adviser or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Fund may invest directly.
●	Private Funds: The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies. (The Fund presently intends not to invest more than 20% of its total assets in private funds.)
●	Derivatives: The Fund may also invest in derivatives, such as swaps, options or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

Saba Capital Management, L.P. (the “Adviser” or “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in United States dollars (“U.S. dollars”). The Fund is considered an investment company under Accounting Standards Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The NAV per common share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per common share of the Fund is calculated by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding. The NAV per common share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations and change in net assets from distributions to common shareholders) which are used by the CODM to assess the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

A. Financial Instrument Valuation. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, open end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange. Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investments are valued at the NAV reported by the private funds’ general partner or investment adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchanged traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Investment Adviser as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Adviser (the “Valuation Policy”). Under Rule 2a-5, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Adviser’s Chief Financial Officer and is comprised of the Investment Adviser’s Chief Operating Officer, Chief Compliance Officer, Fund Accounting team, Chief Risk Officer (Trustee of the Fund) and Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Investment Adviser’s Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

Annual Report | October 31, 2025	71

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, closed end funds, exchange traded funds, investment trusts, SPACs, exchange traded unit trusts, derivatives (including warrants, rights, options and futures contracts) and government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of October 31, 2025. Refer to the Consolidated Schedule of Investments for additional details.

Investments in Securities, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$47,167,451	$-	$47,167,451
Senior Loans	-	26,284,024	-	26,284,024
Convertible Corporate Bonds	-	-	6,602,461	6,602,461
Mortgage-Backed Securities	-	7,218,761	-	7,218,761
Common Stock**	49,989,306	4,966,459	-	54,955,765
Closed End Funds	48,482,006	-	-	48,482,006
Investment Trusts	16,604,332	-	-	16,604,332
Preferred Stock	-	4,080	4,512,235	4,516,315
Participation Agreements**	-	-	873,424	873,424
Private Funds*	-	-	-	82,337,120
Unit Trust	26,832,438	-	-	26,832,438
Special Purpose Acquisition Companies**	14,930,164	-	10,746,722	25,676,886
Digital Asset Treasury Companies	-	-	2,449,013	2,449,013
Warrants**	1,562,047	77	4,511,576	6,073,700
Rights	128,574	-	-	128,574
Options***	8,984,382	-	-	8,984,382
Money Market Funds	9,227,304	-	-	9,227,304
Total	$176,740,553	$85,640,852	$29,695,431	$374,413,956

Investment in Affiliated Fund, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed End Fund	$700,492	$-	$-	$700,492
Total	$700,492	$-	$-	$700,492

Securities Sold Short, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$24,130,423	$-	$24,130,423
Sovereign Debt Obligations	202,892,153	-	-	202,892,153
Common Stock	40,570,375	-	-	40,570,375
Closed End Funds	8,392	-	-	8,392
Exchange Traded Funds	64,213,602	-	-	64,213,602
Total	$307,684,522	$24,130,423	$-	$331,814,945

Derivative Contracts, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Simple Agreement For Future Equity Contracts	$-	$-	$7,697,656	$7,697,656
Forward Foreign Currency Contracts	-	521,062	-	521,062
Futures Contracts	94,664	-	-	94,664
Centrally Cleared Credit Default Swaps	-	16,665,276	-	16,665,276
Over-the-Counter Credit Default Swaps	-	2,347,296	-	2,347,296
Total Return Swaps	-	4,120,534	-	4,120,534
Total Assets	$94,664	$23,654,168	$7,697,656	$31,446,488

Liabilities
Forward Foreign Currency Contracts	$-	$459,935	$-	$459,935
Futures Contracts	632,001	-	-	632,001
TBA MBS Forward Contracts	-	294,140	-	294,140
Centrally Cleared Credit Default Swaps	-	11,957,029	-	11,957,029
Over-the-Counter Credit Default Swaps	-	1,078,851	-	1,078,851
Total Return Swaps	-	663,840	-	663,840
Total Liabilities	$632,001	$14,453,795	$-	$15,085,796

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.
**	The Fund held Level 3 investments that are priced at $0.
***	All options held by the Fund are exchange traded listed options.

Annual Report | October 31, 2025	73

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of October 31, 2025:

	Convertible Corporate Bonds	Common Stock*	Preferred Stock	Participation Agreements*	Special Purpose Acquisition Companies*	Digital Asset Treasury Companies	Warrants*	Simple Agreement for Future Equity Contracts	Total
Balance as of October 31, 2024	$-	$-	$3,881,360	$-	$19,321	$-	$257	$7,170,363	$11,071,301
Purchases/commitments	6,775,502	-	439,521	873,429	10,715,481	2,079,836	506,798	377,224	21,767,791
Sales proceeds	-	-	-	-	(1,877,734)	-	-	-	(1,877,734)
Realized gain/(loss)	-	-	-	-	146,276	-	-	-	146,276
Net change in unrealized appreciation/(depreciation)	(173,041)	-	191,354	(5)	1,743,378	369,177	4,004,521	150,069	6,285,453
Balance as of October 31, 2025	$6,602,461	$-	$4,512,235	$873,424	$10,746,722	$2,449,013	$4,511,576	$7,697,656	$37,393,087
Net unrealized appreciation/(depreciation) attributable to Level 3 investments held at October 31, 2025	$(173,041)	$(287,820)	$189,587	$(2,320,005)	$1,762,492	$369,177	$3,940,167	$748,591	$4,229,148

*	The Fund held Level 3 investments that are priced at $0.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of October 31, 2025:

				Inputs
Asset Category:	Fair value at October 31, 2025	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Convertible Corporate Bonds	$6,602,461	Convertible Model	Volatility	63.30%	68.60%	66.34%
		Convertible Model	Credit Spread	13.40%	17.79%	15.91%
		Convertible Model	Probability of Close Event	40.35%	100.00%	74.51%

Preferred Stock	$4,512,235	Market Comparable Technique / Backsolve Method	Comparable Multiple	0.64x	27.62x	6.77x
		Monte Carlo Analysis	Volatility	44.50%	55.00%	50.13%
		Monte Carlo Analysis	Discount Rate	80.00%	80.00%	80.00%
		Monte Carlo Analysis	Risk Free Rate	3.60%	3.71%	3.66%

Participation Agreements	$873,424	Probability Weighted Expected Return Method	Probability of Success	0.00%	100.00%	50.00%

Special Purpose Acquisition Companies	$10,746,722	Market Comparable Technique / Backsolve Method	Comparable Multiple	0.16x	131.98x	7.91x
		Ghaidarov Closed-Form Model	Volatility	57.19%	289.44%	131.09%
		Ghaidarov Closed-Form Model	Risk Free Rate	3.60%	4.67%	4.23%
		Ghaidarov Closed-Form Model	Discount	12.88%	46.79%	17.96%
		Ghaidarov Closed-Form Model	DLOM	12.50%	47.50%	16.97%
		Probability Weighted Expected Return Method (Finnerty DLOM)	Probability of Success	5.69%	40.35%	22.87%
		Probability Weighted Expected Return Method (Finnerty DLOM)	Volatility	1.70%	58.70%	18.56%
		Probability Weighted Expected Return Method (Finnerty DLOM)	DLOM	3.70%	18.00%	8.09%
		Expected Acquisition / Transaction Close	Restriction Period	0.08 years	0.25 years	0.17 years
		Expected Acquisition / Transaction Close	Credit Spread	1.00%	2.00%	1.50%
		Average-Strike Put Option Model of the Marketability Discount	Volatility	56.50%	58.70%	56.60%
		Average-Strike Put Option Model of the Marketability Discount	Risk Free Rate	3.70%	3.90%	3.71%
		Average-Strike Put Option Model of the Marketability Discount	Discount	4.90%	11.60%	11.28%

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

				Inputs
Asset Category:	Fair value at October 31, 2025	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Digital Asset Treasury Companies	$2,449,013	Average-Strike Put Option Model of the Marketability Discount	Volatility	139.90%	139.90%	139.90%
		Average-Strike Put Option Model of the Marketability Discount	Risk Free Rate	3.80%	3.80%	3.80%
		Average-Strike Put Option Model of the Marketability Discount	Discount	18.80%	18.80%	18.80%
		Expected Acquisition / Transaction Close	Restriction Period	0.2 years	0.2 years	0.2 years
		Expected Acquisition / Transaction Close	Risk Free Rate	3.90%	3.90%	3.90%
		Expected Acquisition / Transaction Close	Cost of borrow	220.00%	220.00%	220.00%

Warrants	$4,511,576	Black-Scholes-Merton	Volatility	87.50%	111.00%	92.97%
		Black-Scholes-Merton	Cost of borrow	12.90%	12.90%	12.90%
		Black-Scholes-Merton	Risk Free Rate	3.32%	3.67%	3.63%
		Probability Weighted Expected Return Method (Finnerty DLOM)	Probability of Success	12.52%	21.38%	18.91%
		Probability Weighted Expected Return Method (Finnerty DLOM)	Volatility	1.70%	28.80%	17.62%
		Probability Weighted Expected Return Method (Finnerty DLOM)	DLOM	2.40%	8.80%	8.54%
		Average-Strike Put Option Model of the Marketability Discount	Volatility	56.50%	154.40%	71.67%
		Average-Strike Put Option Model of the Marketability Discount	Risk Free Rate	3.30%	3.90%	3.49%
		Average-Strike Put Option Model of the Marketability Discount	Discount	0.00%	18.80%	6.13%

Simple Agreement for Future Equity Contracts	$7,697,656	Contingent Claims Analysis	Volatility	100.50%	100.50%	100.50%
		Contingent Claims Analysis	Risk-free rate	3.68%	3.68%	3.68%
		Market Comparable Technique / Backsolve Method	Comparable Multiple	0.20x	62.29x	17.75x
		Monte Carlo Analysis	Volatility	60.00%	70.00%	67.81%
		Monte Carlo Analysis	Discount Rate	75.00%	80.00%	78.45%
		Monte Carlo Analysis	Risk Free Rate	3.60%	3.60%	3.60%

All Level 3 investments were valued at October 31, 2025 either using unadjusted prices provided by third-party valuation specialists or at cost.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities, derivatives and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on foreign currency transaction or net change in unrealized appreciation (depreciation) on foreign currency translation.

E. Cash and Foreign Currency. Cash and foreign currency balances are held in custodial accounts at the Bank of New York Mellon and TD Bank and are reflected on the Consolidated Statement of Assets and Liabilities.

Annual Report | October 31, 2025	75

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

F. Restricted Cash. At October 31, 2025, the Fund held restricted cash in connection with certain securities sold short. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

G. Derivatives. Derivatives may be traded on regulated exchanges or in the OTC markets. In seeking to limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Adviser.

In addition, the Fund’s OTC derivative contracts are subject to International Swaps and Derivative Association (“ISDA”) Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. The aggregate fair value of all derivative instruments subject to those covenants and provisions that are in a net liability position at October 31, 2025 is $767,216. During the year ended October 31, 2025, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

With futures and cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in futures and cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. Cash that is posted to the clearinghouses for initial margin and variation margin is reflected on the Consolidated Statement of Assets and Liabilities under collateral posted to clearing house for centrally cleared derivatives and collateral posted to clearing house for futures.

1. Option Contracts: The Fund may buy or write put and call options through listed exchanges and the OTC market as a part of its investment strategy. An option contract provides its owner the right, but not the obligation, to buy or sell specified amounts of a financial instrument, commodity, or currency, at a contracted price during a specified period or a specified date. The Fund has elected to classify listed options as investments in securities.

A credit default swaption is a contract that provides the holder with the right, but not the obligation, to enter into a credit default swap (“CDS”) in the future. Credit default swaptions can either be payer swaptions or receiver swaptions. If a payer swaption, the option holder has the right to enter into a CDS where they pay premiums; and, if a receiver swaption, the option holder receives premiums.

2. Simple Agreement for Future Equity (“SAFE”) Contracts: The Fund has entered into SAFEs with various companies as a part of its investment strategy. A SAFE is an agreement between the Fund and a company that grants the Fund the right to certain shares of the company’s stock subject to certain negotiated terms unique to each contract. The aggregate cost and fair value are included in the Consolidated Statement of Assets and Liabilities. Unrealized gains and losses are included in the Consolidated Statement of Operations.

3. Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts, primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Schedule of Investments. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Consolidated Schedule of Investments.

4. TBA MBS Forward Contracts: The Fund has entered into To Be Announced (“TBA”) MBS Forward Contracts, as a part of its investment strategy. TBA forwards are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must have specified terms, including issuer, rate, and mortgage terms. When entering into TBA forwards, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transactions. TBA forwards involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

5. Futures Contracts: The Fund may enter into futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset or index at a specified price on a specified date. The purchase and sale of futures requires margin deposits with a futures commission merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments of variation margin are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. Futures contracts mitigate the Fund’s exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s FCM, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

6. Swap Contracts: The Fund expects to enter into various swap agreements including, but not limited to CDS and total return swaps, as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Schedule of Investments may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

a. Credit Default Swaps: CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the year ended October 31, 2025, the Fund had been both a purchaser and a seller of CDS contracts.

b. Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract.

7. Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

Annual Report | October 31, 2025	77

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following tables present information about the offsetting of OTC derivatives and related collateral amounts:

Offsetting of Derivative Assets as of October 31, 2025		Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Exposure
Barclays Bank PLC	$605,775	$(605,775)	$-	$-
Goldman Sachs International	665,681	-	(410,000)	255,681
JPMorgan Chase Bank, N.A.	4,641,596	(1,123,773)	-	3,517,823
Morgan Stanley Capital Services	1,075,840	-	(910,000)	165,840
	$6,988,892	$(1,729,548)	$(1,320,000)	$3,939,344

Offsetting of Derivative Liabilities as of October 31, 2025		Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Exposure
Barclays Bank PLC	$(1,078,851)	$605,775	$473,076	$-
JPMorgan Chase Bank, N.A.	(1,123,775)	1,123,775	-	-
Morgan Stanley & Company	(294,140)	-	294,140	-
	$(2,496,766)	$1,729,550	$767,216	$-

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

8. Collateral posted to Secured Party under Tri-Party Arrangements for OTC Derivatives: In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the Bank of New York Mellon. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s ISDA Master Agreements. These accounts are separately disclosed on the Consolidated Statement of Assets and Liabilities.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of October 31, 2025:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk
Credit Default Swaps	Credit default swaps, at fair value	$19,012,572	$13,035,880

Equity/Market Risk
Options	Investments in securities at fair value	8,984,382	-
Simple Agreement for Future Equity Contracts	Simple agreement for future equity contracts, at fair value	7,697,656	-
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	-	331,566
Total Return Swaps	Unrealized appreciation/depreciation on total return swap contracts	4,120,534	663,840

Foreign Exchange Risk
Forward Foreign Currency Contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	521,062	459,935
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	85,976	299,722

Interest Rate Risk
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	8,688	713
TBA MBS Forward Contracts	Unrealized appreciation/depreciation on TBA MBS forward contracts	-	294,140
Total		$40,430,870	$15,085,796

Annual Report | October 31, 2025	79

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2025:

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk
Credit Default Swaps	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$1,604,203	$(3,310,716)
Credit Default Swaptions	Net realized gain/(loss) on credit default swaptions/ Net change in unrealized appreciation/(depreciation) on credit default swaptions	261,728	(847,522)

Equity/Market Risk
Options	Net realized gain/(loss) on investments in securities/ Net change in unrealized appreciation/(depreciation) on investments in securities	(9,127,537)	(6,783,780)
Simple Agreement for Future Equity Contracts	Net realized gain/(loss) on simple agreement for future equity contracts/Net change in unrealized appreciation/(depreciation) on simple agreement for future equity contracts	-	150,069
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	(1,709,421)	(1,820,406)
Total Return Swaps	Net realized gain/(loss) on total return swaps/ Net change in unrealized appreciation/(depreciation) on total return swaps	12,660,281	4,223,712

Foreign Exchange Risk
Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	1,484,901	(416,558)
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	58,084	(213,745)

Interest Rate Risk
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	212,613	(404,294)
TBA MBS Forward Contracts	Net realized gain/(loss) on TBA MBS forward contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS forward contracts	7,197,937	3,376,008
Total		$12,642,789	$(6,047,232)

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

The following table provides information related to the Fund’s use of derivative contracts based on a quarterly average of outstanding notional amounts for the year ended October 31, 2025. These notional amounts are based on notional quantity which may be different from the notional in risk terms.

	Notional Amounts
Risk Exposure	Long	Short
Credit Risk
Credit Default Swaps(1)	$360,514,050	$292,231,875

Equity/Market Risk
Options(2)	11,538,625	461,820,375
Simple Agreement for Future Equity Contracts	7,518,481	-
Futures Contracts	-	54,272,004
Total Return Swaps	94,323,309	14,640,732

Foreign Exchange Risk
Forward Foreign Currency Contracts	200,449,035	65,567,208
Futures Contracts	3,545,393	2,849,761

Interest Rate Risk
Futures Contracts	-	12,847,510
TBA MBS Forward Contracts	370,230,000	-

(1)	Long notional value represents sell protection and short notional value represents purchase protection.
(2)	Long notional value represents purchased call and written put options and short notional value represents purchased put and written call options.

H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Distributions to Common Shareholders. On December 22, 2023, the Board authorized the Managed Distribution Plan pursuant to which the Fund made monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excluded special dividends (which are not paid pursuant to the Managed Distribution Plan).

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Annual Report | October 31, 2025	81

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

J. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Reinvestment Program”) that allows participating shareholders to reinvest all dividends (“Dividends”) in additional common shares of the Fund. Pursuant to the Reinvestment Program, ALPS Fund Services, Inc. (“ALPS”), the Reinvestment Program administrator, purchases, from time to time, common shares on the open market to satisfy Dividend reinvestments. Such common shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new common shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the common shares during the pricing period, minus a discount of 5%. Common shares issued by the Fund under the Reinvestment Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Reinvestment Program by submitting a completed participation form to ALPS, the Reinvestment Program administrator. ALPS will credit to each participant’s account funds it receives from Dividends paid on common shares of the Fund registered in the participant’s name. Shareholders may elect to close their account at any time by giving ALPS written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full common shares in the account. Fractional common shares will be held and aggregated with other fractional common shares being liquidated by ALPS as agent of the Reinvestment Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Reinvestment Program administrator’s open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in common shares under the Reinvestment Program will be treated as having received a Dividend equal to either (i) if common shares are issued under the Reinvestment Program directly by the Trust, generally the fair market value of the common shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market.

Additional information about the Reinvestment Program may be obtained by contacting the Reinvestment Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims to be remote.

L. Basis of Consolidation. The Fund invests in certain investments through its investments in special purpose vehicles BRW SPV I and BRW SPV II, collectively, the “SPVs”. The SPVs are Cayman Islands exempted companies with limited liability and wholly-owned subsidiaries of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and the SPVs. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of each SPV’s income. Net taxable losses incurred by the SPVs cannot offset income earned by the Fund and cannot be carried back or forward by the SPVs to offset income from prior or future years.

NOTE 3 — INVESTMENTS

For the year ended October 31, 2025, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $2,333,920,683 and $2,418,899,864, respectively. The fair value of these assets is established as set forth in Note 2.

At October 31, 2025, the Fund held senior loans valued at $26,284,024, which represent 7.40% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At October 31, 2025, the Fund held corporate bonds valued at $47,167,451, which represent 13.28% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the common shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

At October 31, 2025, the Fund held convertible corporate bonds valued at $6,602,461, which represent 1.86% of its total net assets. All convertible corporate bonds held by the Fund are related to SPAC transaction. The bond is a debt instrument issued by the target company or the post-combination operating entity in connection with the SPAC’s business combination. The bond might bear interest and has a stated maturity, and it provides investors with the option to convert the principal amount into a specified number of the issuer’s common shares, typically at a predetermined conversion price. These instruments are commonly used to provide additional financing for the SPAC merger and offer investors both downside protection through the bond’s credit component and potential upside participation through the conversion feature. The bonds fair value is influenced by interest rate movements, the issuer’s credit risk, and the value of the embedded conversion option. In the context of a SPAC transaction, convertible bonds may be issued concurrently with or subsequent to the execution of the business combination agreement to supplement trust proceeds and Private Investments in Public Equity (PIPE) investments. Upon completion of the merger, the bonds remain obligations of the newly formed public company and may be converted or redeemed in accordance with their terms.

At October 31, 2025, the Fund held mortgage-backed securities (“MBS”) valued at $ 7,218,761, which represent 2.03% of its total net assets. MBS are created from pools of residential loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Some MBS may come in the form of interest-only or principal only strips (stripped MBS or “SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. At October 31, 2025, all MBS held by the Fund were IO strips.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”), or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At October 31, 2025, the Fund held SPACs valued at $25,676,886, which represent 7.23% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until the acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s IPO price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account.

Annual Report | October 31, 2025	83

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

At October 31, 2025, the Fund held closed end funds and investment trusts (globally) valued at $48,482,006 and $16,604,332, respectively, representing 13.65% and 4.68% of its total net assets, respectively. Closed end mutual funds and investment trusts are collective investment vehicles issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations. Additionally, the Fund held an investment in an affiliated closed end mutual fund, Saba Capital Income & Opportunities Fund II valued at $700,492, representing 0.20% of its total net assets (see Note 6).

At October 31, 2025, the Fund held an investments in unaffiliated private funds valued at $82,337,120, which represent 23.19% of its net assets.

1. Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). The Fund has made investments in Stone Ridge Feeder Fund, which have a fair value of $58,219,692, which represent 16.39% of its net assets. At October 31, 2025, the Fund does not have any outstanding capital commitments to Stone Ridge Feeder Fund. The Fund may only make withdrawals from Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

2. Alternative Capital Investments Fund III LP (“ACI”) is Delaware Limited Partnership and has an investment objective to source investment transactions and invest strategically across multiple asset classes, with low correlation to general stock market performance. The Fund has made investments in ACI’s Standard Interests and Special Interests, which have a fair value of $384,840 and $12,048,288, representing 0.11% and 3.39% of its total net assets, respectively. At October 31, 2025, the Fund has outstanding unfunded capital commitments of $236,242 for Standard Interests and $0 for Special Interests, respectively. The Fund may not make withdrawals from ACI. ACI will terminate at the end of the seventh anniversary of its final closing date provided that it may be extended for up to two years in its description.

3. New Holland Special Opportunities Aggregator LP (“NHC”) is a Delaware Limited Partnership and has an investment objective to directly or indirectly acquire, invest in, hold, sell and otherwise deal in securities including investments in portfolio companies. The Fund, through BRW SPV II, has made investments in Series M Interests, Series Y-5 Interests, Series Y-6 Interests and Series Y-7 Interests, which have a fair value of $3,289,363, $11,378, $184,412 and $8,199,147, respectively, representing 0.93%, 0.00%, 0.05% and 2.31% of its total net assets, respectively. At October 31, 2025, the Fund had outstanding unfunded capital commitments of $149,612 for Series M Interests, $42,861 for Series Y-5 Interests and $153,237 for Series Y-6 Interests.

At October 31, 2025, the Fund held warrants valued at $6,073,700, which represent 1.71% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.30% of average daily net assets. For the year ended October 31, 2025, $965,567 of fees were waived and reimbursed.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. For the year ended October 31, 2025, $18,697 of the fees waived were recouped, and is included in the Waived and reimbursed fees on the Consolidated Statement of Operations.

Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations totaling $951,631. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities. As of October 31, 2025, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

October 31, 2025	October 31, 2026	October 31, 2027	October 31, 2028	Total
$1,374,896	$579,176	$982,139	$965,567	$3,901,778

The current expense limitation agreement had an initial term ended July 1, 2025. It automatically renews for one-year terms. The current term will expire on July 1, 2026. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At October 31, 2025, entities advised by the Investment Adviser owned approximately 0% of the Fund.

Effective on January 1, 2024, the Investment Adviser replaced Franklin Templeton Advisers, Inc. as the investment adviser to Saba Capital Income & Opportunities Fund II (formerly known as the Templeton Global Income Fund) (“SABA”). As a result, the Fund’s previously held unaffiliated investment in an investment company became an investment in an affiliated investment company. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest in SABA for the purpose of exercising a controlling influence over the management or policies and owns less than 25% of SABA’s outstanding shares. As such it is deemed a non-controlled affiliate. Effective January 1, 2024, management fees borne by the Fund in connection with its investment in SABA are waived and are included in the Waived and reimbursed fees in the Consolidated Statement of Operations. There were no other investments in affiliated entities for the year ended October 31, 2025.

The following table summarizes the transactions with affiliates for the year ended October 31, 2025:

	Value at November 1, 2024	Purchases	Sales	Net Realized Gain	Net Change in Unrealized Appreciation	Value at October 31, 2025	Number of Shares Held at October 31, 2025	Investment Income
Non-Controlled Affiliates
Saba Capital Income & Opportunities Fund II	$795,501	$-	$(207,426)	$8,791	$103,626	$700,492	79,692	$61,951
Total Affiliated Securities	$795,501	$-	$(207,426)	$8,791	$103,626	$700,492		$61,951

Annual Report | October 31, 2025	85

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

NOTE 7 — GUARANTEES AND COMMITMENTS

As of October 31, 2025, the Fund has unfunded commitments of $691,697 to various private funds. These commitments represent the remaining capital that may be called upon by the private funds to make future investments in portfolio companies, subject to specific investment criteria and drawdown schedules outlined in the respective investment agreements.

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund. As of October 31, 2025, the credit agreement, as subsequently amended, enables the Fund to borrow up to $125,000,000 and has a final maturity date of January 20, 2026. Borrowing rates under this agreement are based on a fixed spread over the SOFR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at October 31, 2025, was $61,000,000. The weighted average interest rate on outstanding borrowings at October 31, 2025 was 4.99%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 7.05% of total assets at October 31, 2025. Average borrowings for the year ended October 31, 2025 were $63,875,342 and the average annualized interest rate was 5.25% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument. The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

As a part of the Fund’s investment strategy, the Fund is both a provider and purchaser of credit protection of multiple reference obligations. During periods of market stress, credit protection that has been purchased may act as a hedge for credit protection that has been provided on different reference obligations. Similarly, as a part of the Fund’s investment strategy, the Fund may be a provider of credit protection and be short the underlying reference obligation, which also may reduce the Fund’s exposure. At October 31, 2025, there were no offsetting purchase credit protection contracts that offset the sell credit protection contracts.

	Notional Amount by Period of Expiration		Notional Amount		Fair Value
Credit Spread on Derivatives (basis points)	0-5 Years	5 Years or Greater	Total Written Credit Derivatives	Offsetting Purchased Credit Derivatives	Written Credit Derivatives	Offsetting Purchased Credit Derivatives
Single name credit default swaps
0-500	$97,595,000	$-	$97,595,000	$-	$2,074,311	$-
Total	97,595,000	-	97,595,000	-	2,074,311	-

Index credit default swaps
0-500	$190,072,000	$10,944,000	$201,016,000	$-	$16,665,276	$-
Total	190,072,000	10,944,000	201,016,000	-	16,665,276	-

Total	$287,667,000	$10,944,000	$298,611,000	$-	$18,739,587	$-

NOTE 8 — CAPITAL SHARES

As of October 31, 2025, there were 42,529,493 shares issued and outstanding. Transactions in capital shares and U.S. dollars were as follows:

	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
Year ended	#	#	#	($)	($)	($)
10/31/2025	–	–	–	–	–	–
10/31/2024	–	–	–	–	–	–
10/31/2023	–	–	–	–	–	–
10/31/2022	–	–	–	–	–	–

Effective May 20, 2022, the Fund completed a reverse stock split (the “Reverse Split”) of the Fund’s common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund’s authorized common shares from 85,058,986 shares to 42,529,493 shares.

See Note 10 regarding shares issued in connection with the Rights Offering.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2024 and October 31, 2025, respectively, were as follows:

	October 31, 2025	October 31, 2024
Distributions Paid From:
Ordinary Income	$43,380,083	$48,240,779
Tax Return of Capital	-	-
Total Distributions Paid	$43,380,083	$48,240,779

Components of Distributable Earnings on a Tax Basis: At October 31, 2025, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of a wholly owned controlled foreign corporation.

Fund	Increase/(Decrease) Paid-In Capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$24,049,487	$(24,049,487)

As of the year ended October 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$43,958,773
Accumulated Capital Gains/(Losses)	(177,341,587)
Unrealized Appreciation/(Depreciation)	(25,962,578)
Other Cumulative Effect of Timing Differences	(42,280,692)
Total	$(201,626,084)

At October 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$388,916,631
Gross appreciation (excess of value over tax cost)	517,597,689
Gross depreciation (excess of tax cost over value)	(542,513,538)
Net depreciation of foreign currency and derivatives	-
Net unrealized depreciation	$(24,915,849)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2025, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Annual Report | October 31, 2025	87

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2025

Fund	Short Term	Long Term	Long Term
Saba Capital Income & Opportunities Fund	$32,879,273	$144,248,300	$177,127,573

Capital loss carryovers were used during the year ended October 31, 2025, were $2,093,798.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2025, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — SUBSEQUENT EVENTS

Subsequent to October 31, 2025 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.085	10/31/2025	11/11/2025	11/28/2025
$0.085	11/28/2025	12/09/2025	12/31/2025

The Board has authorized the current Managed Distribution Plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

Share Offerings. On September 24, 2025, the Fund announced the launch of a rights offering (the “Rights Offering”). Common shareholders of record on October 6, 2025 (the “Record Date”) received one right for each common share held. The rights were transferable and allowed the holders thereof to purchase one new common share for every three rights held. The Rights Offering expired on October 28, 2025 (the “Expiration Date”). As a result of the Rights Offering, the Fund issued, on November 4, 2025, a total of 10,837,601 common shares of beneficial interest, without par value (each, a “Common Share”). The final subscription price of $7.18 per Common Share was determined based on a formula equal to 87.5% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. Gross proceeds received by the Fund, before any expenses of the Rights Offering, are approximately $77.8 million.

Saba Capital Income & Opportunities Fund (Unaudited)	Additional Information
October 31, 2025

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Adviser. Proxies for the portfolio securities are voted in accordance with the Investment Adviser’s proxy voting guidelines. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company ( the “Mirror Vote”) or (iii) elect to not submit a proxy vote.

In the event the Investment Adviser believes that it may have a conflict of interest relative to a specific proxy vote for a portfolio holding, the Investment Adviser shall vote such proxies, on behalf of its various funds or clients in accordance with any of the following, in the Investment Adviser’s good faith discretion: (i) the recommendation of Glass, Lewis & Co., LLC; (ii) the recommendation adopted by an independent board (even if such board made its determination only on behalf of the fund which it serves and not on behalf of the other funds or clients invested in the holding with the proxy at issue); or (iii) in the case of the Fund, the Mirror Vote.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com

TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

Fund	Dividend Received Deduction	Qualified Dividend Income
Saba Capital Income & Opportunities Fund	3.52%	3.80%

IMPORTANT INFORMATION TO SHAREHOLDERS

Share Repurchase Program

The Board has approved an open market share repurchase program (the “Share Repurchase Program”), to authorize the Fund to purchase up to 10% of the Fund’s common shares each fiscal year in open market transactions (provided that the Board reauthorizes the Share Repurchase Program for such fiscal year.), at the discretion of the Fund’s Investment Adviser. The Share Repurchase Program is intended to increase the Fund’s NAV to the benefit of all shareholders and help create further value for shareholders by reducing the Fund’s discount to NAV.

Subject to the 10% limitation in a fiscal year, the timing and amount of repurchases will be at the discretion of the Fund’s Investment Adviser. In exercising its discretion consistent with its portfolio management responsibilities, the Investment Adviser will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments, and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases. If and when the Fund’s 10% threshold is reached in a fiscal year, no further repurchases will be made (unless otherwise authorized by the Board) for such fiscal year. The Share Repurchase requires reauthorization by the Board for each new fiscal year. Until the 10% threshold in a fiscal year is reached, the Investment Adviser will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. On September 19, 2025, the Board authorized the continuation of the Share Repurchase Program for the fiscal period ending October 31, 2026, subject to the same terms and conditions to which it was subject during the prior fiscal year.

Annual Report | October 31, 2025	89

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers
October 31, 2025

INDEPENDENT TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 1976	Trustee	Since January 2021	Thomas Bumbolow currently serves as Head of Distribution & Business Development at American Life, an insurance company which blends innovative reinsurance capabilities with an elite asset management business. Mr. Bumbolow also serves as advisor to Limitless Ventures, a venture-based social fund and was the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JP Morgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018.	1	Stepping Stones Museum
Karen Caldwell DOB: 1959	Trustee	Since July 2020	Karen Caldwell has served as the Chief Financial Officer of Tides since November 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance from 2019 to November 2024. From 2018 to 2019 Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability. She has been a board member of Saba Income & Opportunities Fund II since February 2023.	2	Saba Capital Income & Opportunities Fund II; ASA Gold and Precious Metals Limited Fund
Ketu Desai DOB: 1982	Trustee	Since July 2020	Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He has been a board member of Saba Capital Income & Opportunities Fund II since February 2023.	2	Saba Capital Income & Opportunities Fund II; ASA Gold and Precious Metals Limited Fund
Anatoly Nakum DOB: 1974	Trustee	Since April 2024	Anatoly Nakum is the Head of Capital Markets at ESG Financial from 2021 to present; and formerly the Head of Credit Trading at Americas at Credit Agricole from 2018 to 2020.	2	Saba Capital Income & Opportunities Fund II

[1]	The mailing address for each Independent Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers
October 31, 2025

INTERESTED TRUSTEE

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees	Other Board Positions Held by Trustees
Nominee who is an “Interested Person”
Andrew Kellerman DOB: 1965	Trustee	Since July 2020	Andrew Kellerman has served as Partner, President, and Head of Business Development at Saba Capital Management, L.P. since 2018.	2	Saba Capital Income & Opportunities Fund II

[1]	The mailing address for each Interested Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 1973	President	Since May 2021	CIO of Saba Capital
Paul Kazarian DOB: 1984	Chief Executive Officer	Since November 2024	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[2] DOB: 1964	Chief Compliance Officer	Since June 2021	Managing Director, Foreside Fund Services, LLC (since 2008)
Troy Statczar[2] DOB: 1971	Principal Financial Officer, Treasurer	Since June 2021	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.
Nitin Sapru DOB: 1980	Vice President	Since May 2021	CFO at Saba Capital

[1]	Unless otherwise indicated, the mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
[2]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Annual Report | October 31, 2025	91

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Saba Capital Income & Opportunities Fund (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. The role of principal accounting officer or controller is covered by the principal financial officer. There were no amendments to the Code during the period covered by the report. The codes of ethics is filed herewith pursuant to Item 19(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board”) has determined that Karen Caldwell is the sole Audit Committee Financial Expert, as defined in Item 3 of Form N-CSR. Ms. Caldwell is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed to the Registrant during the Registrant’s fiscal year ended October 31, 2025 and the year ended October 31, 2024.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by EY, the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $154,500 for the year ended October 31, 2025 and $109,850 for the year ended October 31, 2024.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by EY that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2025, and $0 for the year ended October 31, 2024.

(c)	Tax Fees (1): The aggregate fees billed for professional services rendered by EY for tax compliance, tax advice, and tax planning were $36,250 for the year ended October 31, 2025 and $25,900 for the year ended October 31, 2024. Such services included review of excise distribution calculations (if applicable), preparation of the Registrant’s federal, state and excise tax returns, tax services related to mergers, and routine consulting.

(d)	All Other Fees: The aggregate fees billed for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2025 and $0 for the year ended October 31, 2024.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

Under the Sarbanes-Oxley Act of 2002, as amended (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the services provided by the Auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, the Audit Committee is required to pre-approve non-audit services provided by the Auditor to the Registrant where such services provided have a direct impact on the operations or financial reporting of the Registrant as further assurance that such services do not impair the Auditor’s independence.

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services under these circumstances, while also maintaining independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”), or (2) proposed services that require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the Audit Committee:

100% of the services were approved by the Audit Committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%:

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the relevant independent registered public accounting firm for services rendered to the Registrant for the fiscal year ended October 31, 2025 and the fiscal year ended October 31, 2024; and (ii) the aggregate non-audit fees billed to the investment adviser, Saba Capital Management, LP (“Saba Capital”) or any of its affiliates that provide ongoing services to the Registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	10/31/2025	10/31/2024
Saba Capital Income & Opportunities Fund	$ 36,250	$ 25,900
Saba Capital Management	$ 0	$ 0

(h)	Principal Accountant’s Independence: The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Saba Capital and any entity controlling, controlled by, or under common control with Saba Capital that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee. The members of the Committee are Thomas Bumbolow, Karen L. Caldwell and Ketu Desai.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the Reports to Shareholders filed under Item 1(a) of this Form.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

During the most recent fiscal half-year ended October 31, 2025, the Board did not approve any investment advisory contracts.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requiring registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. Saba Capital has adopted proxy voting policies and procedures to ensure compliance with the Advisers Act. Saba Capital’s policy is to vote in a manner that serves the best interests of the clients. Except as set forth below, the firm has engaged Broadridge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of Saba Capital, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).

Saba Capital may, from time to time, determine that it is in the best interests of its clients to either depart from specific Glass Lewis recommendations and/or vote shares held in the same proportion as the vote of all other holders of the securities. To the extent the Registrant invests in investment companies, it will generally (i) seek instruction from the Registrant’s shareholders and vote in accordance with such instructions, (ii) vote the shares held by the Registrant in the same proportion as the vote of all other holders of the securities of the investment company or (iii) elect to not submit a proxy vote.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Boaz Weinstein, Founder & CIO, employed by Saba Capital Management since 2009

Paul Kazarian, Portfolio Manager, employed by Saba Capital Management since 2013

(a)(2)(i)-(iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Registrant as of October 31, 2025, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(1)
Boaz Weinstein	3 Accounts $0 Total Assets	14 Accounts $4,213,243,925 Total Assets	7 Accounts $522,820,801 Total Assets
Paul Kazarian	3 Accounts $0 Total Assets	14 Accounts $4,213,243,925 Total Assets	5 Accounts $349,495,377 Total Assets

(1)	The advisory fees are based in part on the performance for each account.

(a)(2)(iv) Conflicts of Interest

Saba Capital and its affiliates accept performance-based fees from certain clients. In addition, Saba Capital manages another client account that is only charged sub-advisory fees and is not charged performance fees. Clients should be aware that performance fee arrangements may create a conflict of interest for Saba Capital, as they could create an incentive for Saba Capital to make investments that are riskier or more speculative than it would otherwise make absent a performance fee.

In the allocation of investment opportunities, performance-based compensation arrangements may also create an incentive to favor accounts from which Saba Capital may receive greater performance-based compensation over accounts from which Saba Capital may receive less performance-based compensation. Consistent with its fiduciary obligations, Saba Capital has a policy of allocating investment opportunities on a fair and equitable basis measured over time.

(a)(3) Compensation

The firm pays a base salary (fixed) and discretionary bonus (variable) measured by the contributions of the particular employee as well as the success of the firm. The firm also provides sick days, short term disability, bereavement, jury duty/voting, military leave and medical leave, as well as paid parental (maternity and paternity) leave. The firm also provides employees with a robust benefits package which includes 100% employer covered health, dental & vision insurance in addition to other ancillary benefits. Partners of the firm receive compensation based on their level of equity ownership in the firm which can be increased on a discretionary basis.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of October 31, 2025, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Boaz Weinstein	$0
Paul Kazarian	$0

(b)	None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board since the Registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the Reporting Period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99-Code ETH.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	January 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	January 2, 2026

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 2, 2026
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